Exhibit 1.1

Execution Version

GENERAL GROWTH PROPERTIES, INC.

155,250,000 Shares

Common Stock
(par value $0.01 per Share)

UNDERWRITING AGREEMENT

November 15, 2010

UNDERWRITING AGREEMENT

November 15, 2010

Goldman, Sachs & Co.

Deutsche Bank Securities Inc.

As representatives of the several Underwriters

named in Schedule A hereto

c/o          Goldman, Sachs & Co.

200 West Street

New York, New York 10282

c/o          Deutsche Bank Securities Inc.

60 Wall Street

New York, New York 10005

Ladies and Gentlemen:

General Growth Properties, Inc., formerly New GGP, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the underwriters named in Schedule A annexed hereto (the “Underwriters”), for whom you are acting as representatives (the “Representatives”), an aggregate of 135,000,000 shares (the “Firm Shares”) of common stock, par value $0.01 per share (the “Common Stock”), of the Company.  In addition, solely for the purpose of covering over-allotments, the Company proposes to grant to the Underwriters the option to purchase from the Company up to an additional 20,250,000 shares of Common Stock (the “Additional Shares”).  The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the “Shares.”  The Shares are described in the Prospectus which is referred to below.

The Shares are being issued by the Company following the emergence (the “Emergence”) on November 9, 2010 (the “Emergence Date”) of GGP, Inc., formerly General Growth Properties, Inc., a Delaware corporation and, following the Emergence, an indirect, wholly owned subsidiary of the Company (the “Predecessor”), and certain of its subsidiaries from Chapter 11 proceedings.  On the Emergence Date, the Predecessor merged with an indirect subsidiary of the Company, with the Predecessor continuing as the surviving entity.

For the purposes of this Agreement, (i) the term “Brookfield Agreement” means the Cornerstone Investment Agreement, effective as of March 31, 2010, as amended and restated as of November 9, 2010 (as in effect as of the date hereof), between REP Investments LLC (“REP Investments”) and the Predecessor, (ii) the term “Other Investment Agreements” means, collectively, (w) the Stock Purchase Agreement, effective as of March 31, 2010, as amended and restated as of November 9, 2010 (as in effect on the date hereof), between Pershing Square Capital Management, L.P. on behalf of Pershing Square, L.P., Pershing Square II, L.P., Pershing Square International, Ltd. and Pershing Square International V, Ltd. (collectively, “Pershing”), and the Predecessor, (x) the Stock Purchase Agreement, effective as of March 31, 2010, as amended and restated as of November 9, 2010 (as in effect on the date hereof), among The

Fairholme Fund, Fairholme Focused Income Fund (together “Fairholme”) and the Predecessor; (y) the Stock Purchase Agreement, dated as of July 8, 2010 (as in effect on the date hereof), between Teacher Retirement System of Texas (“Teachers”) and the Predecessor and (z) respective Purchase Agreements, each dated as of August 2, 2010, by and between REP Investments, Pershing and Fairholme, respectively, and Blackstone Real Estate Partners VI L.P. (as in effect on the date hereof) , (iii) the term “Subsidiary” means, with respect to the Company, (a) a company a majority of whose capital stock with voting power, under ordinary circumstances, to elect a majority of the directors is at the time, directly or indirectly, owned by the Company, by a subsidiary of the Company, or by the Company and one or more subsidiaries of the Company, (b) a partnership in which the Company or a subsidiary of the Company is, at the date of determination, a general partner of such partnership, (c) a limited liability company of which the Company, or a subsidiary of the Company, is a managing member or (d) any other person in which the Company, a subsidiary of the Company or the Company and one or more subsidiaries of the Company, directly or indirectly, at the date of determination thereof, has (1) at least a majority ownership interest or (2) the power to elect or direct the election of a majority of the directors or other governing body of such person, (iv) the term “Joint Venture” means a Subsidiary of the Company which is owned partly by another Subsidiary of the Company and partly by a third party, and (v) the term “Significant Subsidiaries” means the operating Subsidiaries of the Company that generated revenues in excess of $30,000,000 for the year ended December 31, 2009 and the Predecessor.

The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Act”), with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-11 (File No. 333-168111) under the Act (the “registration statement”), including a prospectus, which registration statement registers the offer and sale of the Shares under the Act.  Amendments to such registration statement, if necessary or appropriate, have been similarly prepared and filed with the Commission in accordance with the Act.  Such registration statement, as so amended, has become effective under the Act.

Except where the context otherwise requires, “Initial Registration Statement,” as used herein, means the registration statement, as amended at the time of such registration statement’s effectiveness for purposes of Section 11 of the Act, as such section applies to the respective Underwriters (the “Effective Time”), including (i) all documents filed as a part thereof, and (ii) any information contained in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, to the extent such information is deemed, pursuant to Rule 430A, 430B or Rule 430C under the Act, to be part of the registration statement at the Effective Time.  The term “462(b) Registration Statement” means any registration statement filed to register the offer and sale of Shares pursuant to Rule 462(b) under the Act, including all documents filed as a part thereof.  The Initial Registration Statement and the 462(b) Registration Statement, if any, are referred to herein collectively as the “Registration Statement.”

The Company has furnished to you, for use by the Underwriters and by dealers in connection with the offering of the Shares, copies of one or more preliminary prospectuses relating to the Shares.  Except where the context otherwise requires, “Preliminary Prospectus,” as used herein, means each such preliminary prospectus, in the form so furnished.

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Except where the context otherwise requires, “Prospectus,” as used herein, means the final prospectus, relating to the Shares, filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act) in the form furnished by the Company to you for use by the Underwriters and by dealers in connection with the offering of the Shares.

“Permitted Free Writing Prospectuses,” as used herein, means each “issuer free writing prospectus” (as defined in Rule 433(h)(1) under the Act), if any, relating to the Shares that is listed on Schedule B attached hereto.  The Underwriters have not offered or sold and will not offer or sell, without the Company’s consent, any Shares by means of any “free writing prospectus” (as defined in Rule 405 under the Act) that is required to be filed by the Underwriters with the Commission pursuant to Rule 433 under the Act, other than a Permitted Free Writing Prospectus.

“Disclosure Package,” as used herein, means the Preliminary Prospectus that is included in the Registration Statement immediately prior to the Applicable Time together with the information included in Schedule C.

“Applicable Time” as used herein, means 5:20 p.m. on the date of this Agreement.

As used in this Agreement, “business day” shall mean a day on which the New York Stock Exchange (the “NYSE”) is open for trading.  The terms “herein,” “hereof,” “hereto,” “hereinafter” and similar terms, as used in this Agreement, shall in each case refer to this Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Agreement.  The term “or,” as used herein, is not exclusive.

The Company and the Underwriters agree as follows:

1.             Sale and Purchase.  Upon the basis of the representations and warranties and subject to the other terms and conditions herein set forth, the Company agrees to issue and sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company the number of Firm Shares set forth opposite the name of such Underwriter in Schedule A attached hereto, subject to adjustment in accordance with Section 8 hereof, in each case at a purchase price of $14.196875 per share.  The Company is advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Shares as soon after the effectiveness of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus.  You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

In addition, the Company hereby grants to the several Underwriters the option (the “Over-Allotment Option”) to purchase, and upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Company, ratably in accordance with the number of Firm Shares to be purchased by each of them, all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm

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Shares, at the same purchase price per share to be paid by the Underwriters to the Company for the Firm Shares.  The Over-Allotment Option may be exercised by the Representatives on behalf of the several Underwriters at any time and from time to time on or before the thirtieth day following the date of the Prospectus, by written notice to the Company.  Such notice shall set forth the aggregate number of Additional Shares as to which the Over-Allotment Option is being exercised and the date and time when the Additional Shares are to be delivered (any such date and time being herein referred to as an “additional time of purchase”); provided, however, that no additional time of purchase shall be earlier than the “time of purchase” (as defined below) nor earlier than the second business day after the date on which the Over-Allotment Option shall have been exercised nor later than the tenth business day after the date on which the Over-Allotment Option shall have been exercised.  The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the total number of Firm Shares (subject, in each case, to such adjustment as the Representatives may determine to eliminate fractional shares, and subject to adjustment in accordance with Section 8 hereof).

2.             Payment and Delivery.  Payment of the purchase price for the Firm Shares shall be made to the Company by Federal Funds wire transfer against delivery of the Firm Shares to you through the facilities of The Depository Trust Company (“DTC”) for the respective accounts of the Underwriters.  Such payment and delivery shall be made at 10:00 A.M., New York City time, on November 19, 2010 (unless another time shall be agreed to by you and the Company or unless postponed in accordance with the provisions of Section 8 hereof).  The time at which such payment and delivery are to be made is hereinafter sometimes called the “time of purchase.”  Electronic transfer of the Firm Shares shall be made to you at the time of purchase in such names and in such denominations as you shall specify.

Payment of the purchase price for the Additional Shares shall be made at any additional time of purchase in the same manner and at the same office and time of day as the payment for the Firm Shares.  Electronic transfer of the Additional Shares shall be made to you at any additional time of purchase in such names and in such denominations as you shall specify.

Deliveries of the documents described in Section 6 hereof with respect to the purchase of the Shares shall be made at the offices of Skadden, Arps, Slate, Meagher & Flom LLP at 4 Times Square, New York, New York 10036, at 10:00 A.M., New York City time, on the date of the closing of the purchase of the Firm Shares or the Additional Shares, as the case may be.

3.             Representations and Warranties of the Company.  The Company represents and warrants to and agrees with each of the Underwriters that:

(a)           the Initial Registration Statement and any post-effective amendment thereto has heretofore become effective under the Act; the 462(b) Registration Statement, if any, will be filed with the Commission and become effective under the Act no later than 10:00 P.M., New York City time, on the date hereof; no stop order of the Commission preventing or suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the 462(b) Registration Statement, if

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any, has been issued, and no proceedings for such purpose have been instituted or, to the Company’s knowledge, are contemplated by the Commission;

(b)           no stop order of the Commission preventing or suspending the use of any Preliminary Prospectus or any Permitted Free Writing Prospectus has been issued, and no proceedings for such purpose have been instituted or, to the Company’s knowledge, are contemplated by the Commission;

(c)           the Registration Statement at the time it was declared effective conformed, and any amendments or supplements to the Registration Statement will conform, in all material respects, with the requirements of the Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company makes no representation or warranty in this Section 3(c) with respect to any statement contained in the Registration Statement, or any amendment or supplement thereto, in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of the Representatives to the Company expressly for use in the Registration Statement it being understood that the only such information concerning an Underwriter and furnished by or on behalf of the Representatives is that described in Section 10 hereof;

(d)           each Preliminary Prospectus, at the time of the filing thereof, conformed, and any amendments or supplements to any Preliminary Prospectus will conform, in all material respects, with the requirements of the Act and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty in this Section 3(d) with respect to any statement contained in any Preliminary Prospectus in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of the Representatives to the Company expressly for use in such Preliminary Prospectus, it being understood that the only such information concerning an Underwriter and furnished by or on behalf of the Representatives is that described in Section 10 hereof;

(e)           the Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission or retention where required and legending, and the Company has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Act to avoid a requirement to file with the Commission any “electronic roadshow” (as defined in Rule 433 under the Act, and each such roadshow an “Electronic Roadshow”); at the Applicable Time, the Disclosure Package did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at such time no Permitted Free Writing Prospectus, considered together with the Disclosure Package, contained an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Prospectus, at the time

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of the filing thereof and any amendment or supplement thereto, will comply in all material respects with the requirements of the Act, and the Prospectus, as then amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty in this Section 3(e) with respect to any statement contained in the Prospectus, the Disclosure Package or any Permitted Free Writing Prospectus in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of the Representatives to the Company expressly for use in the Prospectus, the Disclosure Package or such Permitted Free Writing Prospectus, it being understood that the only such information concerning an Underwriter and furnished by or on behalf of the Representatives is that described in Section 10 hereof;

(f)            prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Shares by means of any “prospectus” (within the meaning of the Act) or used any “prospectus” (within the meaning of the Act), in each case including any free writing prospectus, in connection with the offer or sale of the Shares, in each case other than the Preliminary Prospectuses and the Permitted Free Writing Prospectuses, if any; the Company has not, directly or indirectly, prepared, used or referred to any Permitted Free Writing Prospectus except in compliance with Rules 164 and 433 under the Act; each Permitted Free Writing Prospectus does not conflict with the information contained in the Registration Statement of the Disclosure Package; the parties hereto agree and understand that the content of any and all Electronic Roadshows related to the offering of the Shares contemplated hereby is solely the property of the Company; each Electronic Roadshow shall have been conducted in a manner that, pursuant to Rule 433(d)(8) under the Act, causes the Company not to be required to file with the Commission any such Electronic Roadshow;

(g)           as of the date of this Agreement, the Company has an authorized and outstanding capitalization as set forth in the Disclosure Package and the Prospectus under “Capitalization,” “Description of Common Stock” and “Security Ownership” (subject, in each case, to the issuance of shares of Common Stock upon exercise of stock options, warrants disclosed as outstanding or otherwise described in the Disclosure Package and the Prospectus, the grant of options under existing stock option plans described or as contemplated in the Disclosure Package and the Prospectus and the issuance of shares of Common Stock upon the conversion or redemption of common units and preferred equity interests issued by GGP Limited Partnership (“GGPLP”); all of the issued and outstanding shares of capital stock, including the Common Stock, of the Company have been duly authorized and validly issued and are fully paid and non-assessable and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right; the Shares are duly listed, and admitted and authorized for trading, subject to official notice of issuance and evidence of satisfactory distribution, on the NYSE;

(h)           the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its business as

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described in the Disclosure Package and the Prospectus to execute and deliver this Agreement and to issue, sell and deliver the Shares as contemplated herein;

(i)            the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, (i) reasonably be expected to have a material adverse effect on the business, properties, financial condition or results of operations of the Company, the Subsidiaries taken as a whole, (ii) prevent or materially interfere with consummation of the transactions contemplated hereby or (iii) prevent the Shares from being accepted for listing on, or result in the delisting of the Shares from the NYSE (the occurrence of any such effect or any such prevention or interference or any such result described in the foregoing clauses (i) and (ii) being herein referred to as a “Material Adverse Effect”);

(j)            the Company, directly or indirectly, owns all of the issued and outstanding capital stock or other ownership or equity interests of each of the Subsidiaries (other than Joint Ventures); other than the capital stock and other ownership or equity interests of the Subsidiaries, the Company does not own, directly or indirectly, more than a de minimis number of shares of stock or other ownership or equity interests or more than a de minimis amount of long-term debt securities of any corporation, firm, partnership, joint venture, association or other entity; each Significant Subsidiary has been duly incorporated and is validly existing as a corporation, limited liability company, partnership or other entity, as applicable, in good standing under the laws of the jurisdiction of its incorporation, with full power and authority (corporate and other) to own, lease and operate its properties and to conduct its business as described in the Disclosure Package and the Prospectus; each Significant Subsidiary is duly qualified to do business as a foreign corporation, limited liability company, partnership or other entity, as applicable, and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; all of the outstanding shares of capital stock or other ownership or equity interests of each Significant Subsidiary owned, directly or indirectly, by the Company have been duly authorized and validly issued, are fully paid and, in the case of capital stock, non-assessable, were not issued in violation of any preemptive right, resale right, right of first refusal or similar right and are owned directly or indirectly by the Company subject to no security interest, other encumbrance or adverse claims (collectively, “Liens”) except for (i) Liens in respect of the new credit facilities described in the Disclosure Package and the Prospectus; (ii) Liens in respect of property-level indebtedness of any of the Company’s Subsidiaries; (iii) Liens that are not materially adverse to the operations of the Company and the Subsidiaries taken as a whole; (iv) restrictions on the transfer or use of the equity interests of any Subsidiary under any partnership, joint venture or lease agreements to which the Company or any of its Subsidiaries is a party and (v) Liens in respect of mortgages, notes and loans of GGP/Homart II, L.L.C. and GGP-TRS, L.L.C.; and except as disclosed in the Disclosure Package and the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue or other

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rights to convert any obligation into shares of capital stock or ownership or equity interests in the Significant Subsidiaries are outstanding;

(k)           this Agreement has been duly authorized, executed and delivered by the Company;

(l)            except as disclosed in the Disclosure Package and the Prospectus, the Shares have been duly authorized and, when issued and delivered against payment therefor as provided herein, will be validly issued, fully paid and non-assessable and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights and free of any voting restrictions (and will be free of any restriction pursuant to the Delaware “General Corporation Law” or the Company’s charter or bylaws or any agreement or other instrument to which the Company is a party);

(m)          the capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Disclosure Package and the Prospectus;

(n)           none of the Company or any of its Significant Subsidiaries is in breach or violation of or in default under (nor has any event occurred which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (A) its charter, bylaws or other similar organizational documents, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected, or (C) any federal, state, local or foreign law, regulation or rule, or (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NYSE), or (E) any decree, judgment or order applicable to it or any of its properties, in each case except with respect to Clauses (B) — (E) above, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(o)           the execution, delivery and performance of this Agreement, the issuance and sale of the Shares and the consummation of the transactions contemplated hereby will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any of its Significant Subsidiaries pursuant to) (A) the charter, bylaws or other organizational documents of the Company or any of its Significant Subsidiaries, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which any of

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them or any of their respective properties may be bound or affected, or (C) any federal, state, local or foreign law, regulation or rule, or (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NYSE), or (E) any decree, judgment or order applicable to the Company or any of its Significant Subsidiaries or any of their respective properties, except with respect to Clauses (B) — (E) above, as such breach, violation or default would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(p)           no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NYSE), or approval of the stockholders of the Company, is required in connection with the issuance and sale of the Shares or the consummation by the Company of the transactions contemplated hereby, other than (i) as may be required under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters, (ii) under the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”), (iii) such approvals, authorizations, consents, orders or filings as will have been obtained or made as of the time of purchase or (iv) where the failure to obtain or make any such approval, authorization, consent, order or filing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(q)           except as described in the Disclosure Package and the Prospectus, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of the Company and (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company; except as described in the Disclosure Package and the Prospectus, no person has the right, contractual or otherwise, to cause the Company to register under the Act any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company, or to include any such shares or interests in the Registration Statement or the offering contemplated thereby, except as described in the Disclosure Package and the Prospectus;

(r)            each of the Company and its Significant Subsidiaries holds all material licenses, franchises, permits, certificates of occupancy, consents, registrations, certificates and other governmental and regulatory permits, authorizations and approvals required for the operation of the business as currently conducted by it and for the ownership, lease or operation of its material assets except, in each case, where the failure to possess or make the same would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(s)            except as described in the Disclosure Package and the Prospectus, there are no actions, suits, claims, investigations or proceedings pending or, to the Company’s knowledge, threatened or contemplated to which the Company or any of its Significant Subsidiaries or any of their respective directors or officers is or would be a party or of

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which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NYSE), except any such action, suit, claim, investigation or proceeding which, if resolved adversely to the Company or any of its Significant Subsidiaries, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(t)            Deloitte & Touche LLP, whose reports on the consolidated financial statements of the Company and the Predecessor and the Subsidiaries are included in the Disclosure Package and the Prospectus, are independent registered public accountants as required by the Act and by the rules of the Public Company Accounting Oversight Board;

(u)           KPMG LLP, whose reports on the consolidated financial statements of GGP/Homart II, L.L.C. and GGP-TRS, L.L.C., each a Subsidiary of the Predecessor are included in the Disclosure Package and the Prospectus, are independent registered public accountants as required by the Act and by the rules of the Public Company Accounting Oversight Board;

(v)           the financial statements included in the Disclosure Package and the Prospectus, together with the related notes and schedules, present fairly the consolidated financial position of (i) the Company and (ii) the Predecessor and the Subsidiaries, in each case as of the dates indicated, and the consolidated results of operations, cash flows and changes in stockholders’ equity of (i) the Company and (ii) the Predecessor and the Subsidiaries, in each case for the periods specified, and have been prepared in compliance with the requirements of the Act and in conformity with U.S. generally accepted accounting principles applied on a consistent basis during the periods involved; all pro forma financial statements or data included in the Disclosure Package and the Prospectus comply with the requirements of the Act and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data;

(w)          subsequent to the respective dates as of which information is given in the Disclosure Package and the Prospectus and except in connection with the Emergence or as otherwise described the Disclosure Package and the Prospectus, in each case excluding any amendments or supplements to the foregoing made after the execution of this Agreement, there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, management, financial condition or results of operations of the Company, the Predecessor or the Subsidiaries taken as a whole, (ii) any transaction that is material to the Company, the Predecessor and the Subsidiaries taken as a whole, (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company, the Predecessor or any of the Subsidiaries which is material to the Company, the Predecessor and the Subsidiaries taken as a whole, (iv) any agreement to sell or dispose of any material assets, (v) any change in the capital stock or other

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ownership or equity interests or outstanding indebtedness of the Company, the Predecessor or any of the Subsidiaries, or (vi) any dividend or distribution of any kind declared, paid or made on the capital stock or other ownership or equity interests of the Company or the Predecessor;

(x)            the Company has obtained for the benefit of the Underwriters the agreement (a “Lock-Up Agreement”), in substantially the respective forms set forth as Exhibits A-1 through A-6 hereto, of each of the persons named in Exhibit A-7 hereto;

(y)           the Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof, will not be an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(z)            none of the Company or any of the Subsidiaries is engaged in any unfair labor practice; except for matters which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder concerning the employees of the Company or any of the Subsidiaries;

(aa)         the Company or its Significant Subsidiaries have title in fee simple to, or a valid leasehold interest in, all real property owned or leased, as the case may be, as disclosed in the Disclosure Package and the Prospectus, by it or them (except for those lessor estates in real property which, in the aggregate, are not material in value to the Company and its Significant Subsidiaries), in each case free and clear of all liens, encumbrances and defects (collectively, “Encumbrances”) except (i) Encumbrances which have been reflected generally or in the aggregate in the financial statements of the Company or the Predecessor included in the Disclosure Package and the Prospectus or as are described specifically, generally or in the aggregate in the Disclosure Package and the Prospectus, (ii) Encumbrances that result from any statutory or other liens for taxes or assessments that are not yet due or delinquent or the validity of which is being contested in good faith by appropriate proceedings and for which a sufficient and appropriate reserve has been set aside for the full payment thereof, (iii) any contracts or other occupancy agreements with third parties for the occupation or use of portions of such property by such third parties in the ordinary course of the business of the Company or its Significant Subsidiaries, (iv) Encumbrances imposed or promulgated by law or any governmental regulatory authority, including zoning, entitlement and other land use and environmental regulations, (v) Encumbrances disclosed on existing title policies and current title insurance commitments or surveys, (vi) Encumbrances on the landlord’s fee interest at any such property where the Company or its Significant Subsidiary is the tenant under any ground lease, (vii) any cashiers’, landlords’, workers’, mechanics’, carriers’, workmen’s, repairmen’s and materialmen’s liens and other similar liens incurred in the ordinary course of business which (A) are being challenged in good faith by appropriate proceedings and for which a sufficient and appropriate reserve has been

11

set aside for the full payment thereof, or (B) have been otherwise fully bonded and discharged of record or for which a sufficient and appropriate reserve has been set aside for the full payment thereof or would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (viii) Encumbrances caused fully or substantially by the third party members or partners in any Joint Venture, without the knowledge or consent of the Company or any of its Subsidiaries, or (ix) Encumbrances which (A) if all covenants and conditions thereof are observed or performed, will not materially interfere with the use made or proposed to be made of such property by the Company and its Significant Subsidiaries or (B) are reasonable and customary with regard to the normal operation of land and improvements held for commercial purposes by first class owners and operators of commercial real estate, and, in the case of clause (viii), would not in the aggregate, be material to the Company and its Significant Subsidiaries, taken as a whole.

(bb)         the Company and its Subsidiaries and their respective properties, assets and operations are in compliance with, and the Company and each of its Subsidiaries, hold all permits, authorizations and approvals required under Environmental Laws (as defined below), in each case, except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or otherwise require disclosure in the Disclosure Package and the Prospectus; there are no past, present or, to the Company’s knowledge, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or any of its Subsidiaries under, or to interfere with or prevent compliance by the Company or any of its Subsidiaries with, Environmental Laws, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or otherwise require disclosure in the Disclosure Package and the Prospectus; except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, none of the Company or any of its Subsidiaries (i) is the subject of any pending investigation, (ii) has received any notice or claim, (iii) is a party to or affected by any pending or, to the Company’s knowledge, threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below).  As used herein, “Environmental Law” means any applicable federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other legally binding requirement, or common law, relating to health or safety (as such matters relate to hazardous materials) or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Materials” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes, asbestos or asbestos-containing materials, lead based paint and toxic mold) that is regulated by or may give rise to liability under any Environmental Law;

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(cc)         all tax returns required to be filed by the Company, the Predecessor or any of the Significant Subsidiaries have been timely filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been timely paid, other than those being contested in good faith and for which adequate reserves have been provided and any taxes, of which the failure to pay would not, individually or in the aggregate, reasonably be expected to have Material Adverse Effect;

(dd)         the Company is organized in conformity with the requirements for qualification and taxation as a REIT under the Code beginning with its 2010 taxable year, and the Company’s method of operations will enable it to meet the requirements for qualification and taxation as a REIT beginning with its 2010 taxable year;

(ee)         the Predecessor is organized in conformity with the requirements for qualification and taxation as a REIT under the Code as of the date hereof and the Predecessor’s method of operations enables it to meet the requirements for qualification and taxation as a REIT as of the date hereof;

(ff)           the Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(gg)         the Company has established and maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and 15d-15 under the Securities Exchange Act of 1934, as amended (together with the Rules and Regulations thereunder, the “Exchange Act”)) and “internal control over financial reporting” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established;

(hh)         all statistical or market related data included in the Disclosure Package and the Prospectus are based on or derived from sources that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required;

(ii)           no action is pending or, to the knowledge of the Company, is threatened against the Company or any of its Significant Subsidiaries, or any of their respective

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directors, officers, or employees, or to the knowledge of the Company, affiliates resulting from any (a) use of corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (b) direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (c) violations of any provision of the Foreign Corrupt Practices Act of 1977 or any other applicable local anti-bribery or anti-corruption Laws in any relevant jurisdictions or (d) other unlawful payment.

(jj)           the operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator or non-governmental authority involving the Company or any of the Subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened;

(kk)         none of the Company, its Subsidiaries, any director or officer of the Company or, to the knowledge of the Company, any agent, employee or affiliate of the Company or any of the Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Shares contemplated hereby, or lend, contribute or otherwise make available such proceeds to any respective Subsidiary, joint venture partner or other person or entity for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC;

(ll)           the Company has not received any notice from the NYSE regarding the delisting of the Shares from the NYSE;

(mm)       except pursuant to this Agreement, none of the Company or any of the Subsidiaries has incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby; and

(nn)         none of the Company or any of its Subsidiaries or any of their respective directors, officers, controlled affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

In addition, any certificate signed by any officer of the Company and delivered to any Underwriter or counsel for the Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.  The Company understands that the Underwriters and, for purposes of the

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opinions to be delivered to the Underwriters pursuant to Section 6 hereof, counsel to the Company and counsel to the Underwriters will rely upon the accuracy and truth of the foregoing representations and warranties and hereby consents to such reliance.

4.             Certain Covenants of the Company.  The Company hereby agrees:

(a)           to furnish such information as may be reasonably required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states or other jurisdictions as you may reasonably designate and to maintain such qualifications in effect so long as you may reasonably request for the distribution of the Shares; and to advise you as promptly as practicable of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(b)           to make available to the Underwriters in New York City, as soon as reasonably practicable after this Agreement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may reasonably request for the purposes contemplated by the Act; in case any Underwriter is required to deliver (whether physically or through compliance with Rule 172 under the Act or any similar rule), in connection with the sale of the Shares, a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act, the Company will prepare, at the Underwriters’ request and expense, such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act;

(c)           if, at the time this Agreement is executed and delivered, it is necessary or appropriate for a post-effective amendment to the Initial Registration Statement, or a 462(b) Registration Statement, to be filed with the Commission and become effective before the Shares may be sold, the Company will use its reasonable best efforts to cause such post-effective amendment or such Registration Statement to be filed and become effective, and will pay any applicable fees in accordance with the Act, as promptly as practicable; and the Company will advise you promptly and, if requested by you, will confirm such advice in writing, (i) when such post-effective amendment or such Registration Statement has become effective, and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner in accordance with such Rules);

(d)           to advise you as promptly as practicable, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use its reasonable best efforts to obtain the lifting or removal of such order as soon as practicable; to advise you as promptly as

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practicable of any proposal to amend or supplement the Registration Statement, any Preliminary Prospectus or the Prospectus, and to provide you and Underwriters’ counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement to which you shall timely object in writing;

(e)           to file promptly all reports and documents and any preliminary or definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act for so long as a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares; and to provide you with a copy of such reports and statements and other documents to be filed at any time prior to the time of purchase and any additional time of purchase, as the case may be, by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act a reasonable amount of time prior to any proposed filing, and to file no such report, statement or document to which you shall have objected in writing, such objection not to be unreasonably delayed;

(f)            to advise the Underwriters as promptly as practicable of the happening of any event within the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, which as a result of such event it is necessary to amend the Prospectus then being used so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and to advise the Underwriters as promptly as practicable if, during such period, it shall become necessary to amend or supplement the Prospectus to cause the Prospectus to comply with the requirements of the Act, and, in each case, during such time, subject to Section 4(d) hereof, to prepare and furnish, at the Company’s expense, to the Underwriters as promptly as practicable such amendments or supplements to such Prospectus as may be necessary to reflect any such change or to effect such compliance;

(g)           to make generally available to its security holders an earnings statement of the Company (which need not be audited) that will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act;

(h)           to apply the net proceeds from the sale of the Shares in the manner set forth under the caption “Use of Proceeds” in the Prospectus;

(i)            to pay all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, each Permitted Free Writing Prospectus and, any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Shares, (iii)

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the producing, word processing and/or printing of this Agreement, and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law (including reasonable and documented legal fees and filing fees and other disbursements of counsel for the Underwriters related thereto) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Shares on the NYSE or any other securities exchange or qualification of the Shares for quotation on the over-the-counter market and any registration thereof under the Exchange Act, (vi) any filing for review of the public offering of the Shares by FINRA, including the reasonable and documented legal fees, filing fees and other disbursements of counsel to the Underwriters relating solely to FINRA matters, (vii) the fees and disbursements of any transfer agent or registrar for the Shares, (viii) the costs and expenses of the Company relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Shares to prospective investors and the Underwriters’ sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) the fees and expenses, if any, incurred in connection with the admission of the Shares for trading in any appropriate market system, (xi) the costs and expenses of qualifying the Shares for inclusion in the book-entry settlement system of DTC, and (xiv) the fees, disbursements and expenses of the Company’s counsel and the Company’s accountants in connection with the issuance and sale of the Shares (it being agreed and understood that, except as expressly provided in this Section 4(i) and Sections 5, 8 and 9 hereof, the Underwriters will pay all of their own costs and expenses, including the fees and expenses of their counsel);

(j)            beginning on the date hereof and ending on, and including, the date that is 120 days after the Emergence Date (the “Lock-Up Period”), without the prior written consent of the Representatives, not to (i) issue, sell, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the Commission promulgated thereunder, with respect to, any Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) file or cause to become effective a registration statement under the Act relating to the offer and sale of any Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (iii) enter into any hypothecation, pledge, swap or other arrangement that transfers, or is designed to or reasonably could be expected to result in a transfer of, to another, in whole or in part, during the Lock-Up Period any of the economic consequences of ownership of Common Stock or any other securities of the

17

Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iv) offer, contract, agree or publicly announce during the Lock-Up Period an intention to effect any transaction specified in clause (i), (ii), (iii) or (iv), except, in each case, for (A) the registration of the offer and sale of the Shares as contemplated by this Agreement, (B) issuances of Common Stock upon the exercise of options or warrants disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus, (C) issuances of Common Stock pursuant to the conversion or exchange of convertible or exchangeable securities that are outstanding on the date of this Agreement, (D) the filing of any registration statement with the Commission on Form S-8 (or any successor form) with respect to any stock incentive plan, stock ownership plan or dividend reinvestment plan of the Company described or contemplated in the Disclosure Package and the Prospectus, (E) the issuance of employee stock options not exercisable during the Lock-Up Period pursuant to stock option plans described in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus, (F) the filing of any registration statement with the Commission on Form S-11 (or any successor form) with respect to the resale of any shares of Common Stock by the holders thereof, and the resale of such shares of Common Stock, as described or contemplated in the Disclosure Package and the Prospectus; (G) the issuance of Common Stock pursuant to any stock dividend as described or contemplated in the Disclosure Package and the Prospectus or as required by registration rights agreements entered into with REP Investments, Pershing, Fairholme and Teachers as described in the Disclosure Package and the Prospectus, (H) the issuance of shares of Common Stock to settle or otherwise satisfy the obligations of the Predecessor under that certain contingent stock agreement, effective as of January 1, 1996, as described or contemplated in the Disclosure Package and the Prospectus, and (I) the issuance of shares of Common Stock pursuant to Section 1.4 of the Other Investment Agreements;

(k)           prior to the time of purchase or any additional time of purchase, as the case may be, to issue no press release or other communication directly or indirectly and hold no press conferences with respect to the Company or any of the Subsidiaries, the financial condition, results of operations, business, properties, assets, or liabilities of the Company or any of the Subsidiaries, or the offering of the Shares, without your prior consent, such consent not to be unreasonably delayed;

(l)            not, at any time at or after the execution of this Agreement, to, directly or indirectly, offer or sell any Shares by means of any “prospectus” (within the meaning of the Act), or use any “prospectus” (within the meaning of the Act), in each case including any free writing prospectus, in connection with the offer or sale of the Shares, in each case other than the Prospectus;

(m)          not to, and to cause the Subsidiaries not to, take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

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(n)           to maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock;

(o)           to elect to qualify to be taxed as a REIT under the Code, commencing with its 2010 taxable year; and

(p)           not, at any time at or after the execution of this Agreement, to take any action or engage in any activities that would reasonably be expected to cause the Company to become ineligible to be treated as a REIT under the Code.

5.             Reimbursement of the Underwriters’ Expenses.  If, after the execution and delivery of this Agreement, the Shares are not delivered for any reason other than the termination of this Agreement pursuant to the fifth paragraph of Section 8 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company shall, in addition to paying the amounts described in Section 4(i) hereof, reimburse the Underwriters for all of their out-of-pocket expenses, including the fees and disbursements of their counsel.

6.             Conditions of the Underwriters’ Obligations.  The several obligations of the Underwriters hereunder are subject to the accuracy of the respective representations and warranties on the part of the Company on the date hereof, at the time of purchase and, if applicable, at any additional time of purchase, the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

(a)           The Company shall furnish to you at the time of purchase and, if applicable, at any additional time of purchase, opinions of Weil, Gotshal & Manges LLP, counsel for the Company, addressed to the Underwriters, and dated the time of purchase or any additional time of purchase, as the case may be, with executed copies for each Underwriter, in substantially the form set forth in Exhibit B-1 and Exhibit B-2 hereto.

(b)           The Company shall furnish to you at the time of purchase and, if applicable, at any additional time of purchase, an opinion of Arnold & Porter LLP, special REIT counsel for the Company, addressed to the Underwriters, and dated the time of purchase or any additional time of purchase, as the case may be, with executed copies for each Underwriter, in substantially the form set forth in Exhibit C hereto.

(c)           The Company shall furnish to you at the time of purchase and, if applicable, at any additional time of purchase, an opinion of Ronald L. Gern, General Counsel of the Company, addressed to the Underwriters, and dated the time of purchase or any additional time of purchase, as the case may be, with executed copies for each Underwriter, in substantially the form set forth in Exhibit D hereto.

(d)           You shall have received (i) from Deloitte & Touche LLP letters dated, respectively, the date of this Agreement and, if applicable, the additional time of purchase, and addressed to the Underwriters (with executed copies for each Underwriter) confirming that they are a registered public accounting firm and independent public accountants with respect to the Company, the Predecessor and the Subsidiaries within the meaning of the Securities Laws and in the forms reasonably satisfactory to the Representatives, which letters shall cover, without limitation, the various financial

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disclosures contained in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any and (ii) from KPMG LLP letters dated, respectively, the date of this Agreement and, if applicable, the additional time of purchase, and addressed to the Underwriters (with executed copies for each Underwriter) confirming that they are a registered public accounting firm and independent public accountants with respect to GGP/Homart II, L.L.C. and GGP-TRS, L.L.C. within the meaning of the Securities Laws and in the forms reasonably satisfactory to the Representatives, which letters shall cover, without limitation, the various financial disclosures contained in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any.

(e)           You shall have received at the time of purchase and, if applicable, at the additional time of purchase, the favorable opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, in form and substance reasonably satisfactory to the Representatives.

(f)            No Prospectus or amendment or supplement to the Registration Statement or the Prospectus shall have been filed to which you shall have objected in writing.

(g)           The Initial Registration Statement and the 462(b) Registration Statement, if any, shall have been filed and shall have become effective under the Act.  If Rule 430A under the Act is used, the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:30 P.M., New York City time, on the second full business day after the date of this Agreement (or such earlier time as may be required under the Act).

(h)           Prior to and at the time of purchase, and, if applicable, any additional time of purchase, no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act.

(i)            No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority, and no injunction or order of any federal, state or foreign court, including the Bankruptcy Court, shall have been issued that, in any case, would prevent the issuance or sale of the Shares.

(j)            The Company will, at the time of purchase and, if applicable, at the additional time of purchase, deliver to you a certificate of its Chief Executive Officer and Chief Financial Officer, dated the time of purchase or the additional time of purchase, as the case may be, in substantially the form attached as Exhibit E hereto.

(k)           You shall have received each of the signed Lock-Up Agreements referred to in Section 3(y) hereof, and each such Lock-Up Agreement shall be in full force and effect at the time of purchase and the additional time of purchase, as the case may be.

(l)            The Company shall have furnished to you such other documents and

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certificates as to the accuracy and completeness of any statement in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus as of the time of purchase and, if applicable, the additional time of purchase, as you may reasonably request.

(m)          You shall have received, from the Chief Financial Officer of the Company, an officer’s certificate dated, respectively, the date of this Agreement and, if applicable, the additional time of purchase, in substantially the form attached as Exhibit F hereto.

(n)           The Shares shall have been approved for listing on the NYSE, subject only to notice of issuance at or prior to the time of purchase or the additional time of purchase, as the case may be.

(o)           FINRA shall not have raised any objection with respect to the fairness or reasonableness of the underwriting, or other arrangements of the transactions, contemplated hereby.

7.             Effective Date of Agreement; Termination.  This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representatives, if (1) since the Applicable Time or the earlier respective dates as of which information is given in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, there has been any change or any development involving a prospective change in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, the effect of which change or development is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, or (2) since the Applicable Time, there shall have occurred: (A) a suspension or material limitation in trading in securities generally on the NYSE; (B) a suspension or material limitation in trading in the Company’s securities on the NYSE; (C) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (D) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or (E) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (D) or (E), in the sole judgment of the Representatives, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, or (3) since the time of execution of this Agreement, there shall have occurred any downgrading, or any notice or announcement shall have been given or made of: (A) any intended or potential downgrading or (B) any watch, review or possible change that does not indicate an affirmation or improvement in

21

the rating accorded any securities of or guaranteed by the Company or any Subsidiary by any “nationally recognized statistical rating organization,” as that term is defined in Rule 436(g)(2) under the Act.

If the Representatives elect to terminate this Agreement as provided in this Section 7, the Company and each other Underwriter shall be notified promptly in writing.

If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement, or if such sale is not carried out because the Company shall be unable to comply with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 4(i), 5 and 9 hereof), and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

8.             Increase in Underwriters’ Commitments.  Subject to Sections 6 and 7 hereof, if any Underwriter shall default in its obligation to take up and pay for the Firm Shares to be purchased by it hereunder (otherwise than for a failure of a condition set forth in Section 6 hereof or a reason sufficient to justify the termination of this Agreement under the provisions of Section 7 hereof) and if the number of the Firm Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Shares, the non-defaulting Underwriters (including the Underwriters, if any, substituted in the manner set forth below) shall take up and pay for (in addition to the aggregate number of Firm Shares they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided.  Such Shares shall be taken up and paid for by such non-defaulting Underwriters, acting severally and not jointly, in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set forth opposite the names of such non-defaulting Underwriters in Schedule A.

Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval (not to be unreasonably withheld, conditioned or delayed)).

If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and the Prospectus and other documents may be effected.

The term “Underwriter” as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with like effect as if such substituted Underwriter had originally been named in Schedule A hereto.

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If the aggregate number of Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Firm Shares which all Underwriters agreed to purchase hereunder at such time, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall terminate without further act or deed and without any liability with respect thereto on the part of the Company to any Underwriter and without any liability with respect thereto on the part of any non-defaulting Underwriter to the Company.  Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

9.             Indemnity and Contribution.

(a)           The Company agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors, officers and members, any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and any “affiliate” (within the meaning of Rule 405 under the Act) of such Underwriter, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through the Representatives to the Company expressly for use in, the Registration Statement or arises out of or is based upon any omission or alleged omission to state a material fact in the Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Preliminary Prospectus, the Prospectus and any amendments or supplements to the foregoing), in any Permitted Free Writing Prospectus, in any “issuer information” (as defined in Rule 433 under the Act) of the Company, or in any Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to such Prospectus or any Permitted Free Writing Prospectus, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity

23

with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through the Representatives to the Company expressly for use in, such Prospectus or Permitted Free Writing Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.

(b)           Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, each of its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact in such Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, a Prospectus or a Permitted Free Writing Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.

(c)           If any action, suit or proceeding (each, a “Proceeding”) is brought against a person (an “indemnified party”) in respect of which indemnity may be sought against the Company or an Underwriter (as applicable, the “indemnifying party”) pursuant to subsection (a) or (b), respectively, of this Section 9, such indemnified party shall promptly notify such indemnifying party in writing of the institution of such Proceeding and such indemnifying party shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such indemnifying party shall not relieve such indemnifying party from any liability which such indemnifying party may have to any indemnified party or otherwise.  The indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been

24

authorized in writing by the indemnifying party in connection with the defense of such Proceeding or the indemnifying party shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to such indemnifying party (in which case such indemnifying party shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such indemnifying party and paid as incurred (it being understood, however, that such indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding).  The indemnifying party shall not be liable for any settlement of any Proceeding effected without its written consent but, if settled with its written consent, such indemnifying party agrees to indemnify and hold harmless the indemnified party or parties from and against any loss or liability by reason of such settlement.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this Section 9(c), then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.

(d)           If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a), (b) or (c) of this Section 9 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Underwriters on the other shall be

25

deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Shares (before deducting underwriting discounts and commissions and other expenses).  The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

(e)           The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (d) above.  Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

(f)            The indemnity and contribution agreements contained in this Section 9 and the covenants, warranties and representations of the Company contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, or any of their respective partners, directors, officers or members or any person (including each partner, officer, director or member of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors or officers or any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares.  The Company, and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company, against any of the Company’s officers or directors in connection with the issuance and sale of the Shares, or in connection with the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus; provided, however, that the omission to so notify such indemnifying party shall not relieve such indemnifying party from any liability which such indemnifying party may have to any indemnified party or otherwise.

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10.           Information Furnished by the Underwriters.  The statements set forth in the paragraph entitled “Price Stabilization, Short Positions” under the caption “Underwriting” in the Prospectus, only insofar as such statements relate to the amount of selling concession and reallowance or to over-allotment and stabilization activities that may be undertaken by the Underwriters, constitute the only information concerning an Underwriter and furnished by or on behalf of the Representatives, as such information is referred to in Sections 3 and 9 hereof.

11.           Notices.  Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram, facsimile or e-mail and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to the Representatives in care of Goldman, Sachs & Co., 200 West Street, New York, New York 10282, Attention: Registration; Deutsche Bank Securities Inc., 60 Wall Street, New York, New York 10005, Attention: Equity Capital Markets Syndicate Desk; and if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 110 N. Wacker Drive, Suite 3100, Chicago, IL 60606 (facsimile: (312) 960-5485), Attention: Ronald L. Gern, Esq.

In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow  the underwriters to properly identify their respective clients.

12.           Governing Law; Construction.  This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York.  The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

13.           Submission to Jurisdiction.  Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have exclusive jurisdiction over the adjudication of such matters, and the Company consents to the jurisdiction of such courts and personal service with respect thereto.  The Company hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against any Underwriter or any indemnified party.  Each Underwriter and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement.  The Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts to the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

14.           Parties at Interest.  The Agreement herein set forth has been and is made solely for the benefit of the Underwriters and the Company and to the extent provided in Section 9 hereof the controlling persons, partners, directors, officers, members and affiliates referred to in

27

such Section, and their respective successors, assigns, heirs, personal representatives and executors and administrators.  No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

15.           No Fiduciary Relationship.  The Company hereby acknowledges that the Underwriters are acting solely as underwriters in connection with the purchase and sale of the Company’s securities.  The Company further acknowledges that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis, and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Company, its management, stockholders or creditors or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the purchase and sale of the Company’s securities, either before or after the date hereof.  The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect.  The Company and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Underwriters to the Company regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company.  The Company, and the Underwriters agree that the Underwriters are acting as principal and not the agent or fiduciary of the Company and no Underwriter has assumed, and none of them will assume, any advisory responsibility in favor of the Company with respect to the transactions contemplated hereby or the process leading thereto (irrespective of whether any Underwriter has advised or is currently advising the Company on other matters).  The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any breach or alleged breach of any fiduciary, advisory or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

16.           Counterparts.  This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

17.           Successors and Assigns.  This Agreement shall be binding upon the Underwriters and the Company, and their successors and assigns and any successor or assign of any substantial portion of the Company’s and any of the Underwriters’ respective businesses and/or assets.

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

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If the foregoing correctly sets forth the understanding among the Company and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement among the Company and the Underwriters, severally.

Very truly yours,

General Growth Properties, Inc.

By:	/s/ Edmund Hoyt
	Name:	Edmund Hoyt
	Title:	Senior Vice President and Chief Accounting Officer

[Signature Page to Underwriting Agreement]

Accepted and agreed to as of the date first above written, on behalf of themselves and the other several Underwriters named in Schedule A hereto:

Goldman, Sachs & Co.

By:	Goldman, Sachs & Co.
(Goldman, Sachs & Co.)

Deutsche Bank Securities Inc.

By:	/s/ Richard Grellier
	Name:	Richard Grellier
	Title:	Managing Director (Deutsche Bank Securities Inc.)

By:	/s/ Geoffrey Bedrosian
	Name:	Geoffrey Bedrosian
	Title:	Managing Director (Deutsche Bank Securities Inc.)

[Signature Page to Underwriting Agreement]

SCHEDULE A

Underwriter	Number of Firm Shares
Goldman, Sachs & Co.	18,900,000
Deutsche Bank Securities Inc.	18,900,000
Wells Fargo Securities, LLC	18,900,000
RBC Capital Markets, LLC	18,900,000
Barclays Capital Inc.	18,900,000
UBS Securities LLC	18,900,000
Morgan Stanley & Co. Incorporated	6,075,000
Macquarie Capital (USA) Inc.	6,750,000
TD Securities (USA) LLC	6,750,000
Piper Jaffray & Co.	2,025,000

Total	135,000,000

SCHEDULE B

1.             Roadshow Presentation, dated November 2010

2.                                      Issuer Free Writing Prospectus, dated November 12, 2010, in the form filed by the Company with the Commission

SCHEDULE C

1.             Price to the public: 14.75

2.             Number of Firm Shares: 135,000,000

EXHIBIT A-1

Form of Director /Officer Lock-Up Agreement

November 9, 2010

Goldman, Sachs & Co.

Deutsche Bank Securities Inc.

As representatives (the “Representatives”) of the several Underwriters named in Schedule A to the Underwriting Agreement

c/o          Goldman, Sachs & Co.

200 West Street

New York, New York 10282

c/o          Deutsche Bank Securities Inc.

60 Wall Street

New York, New York 10005

Ladies and Gentlemen:

This Lock-Up Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) to be entered into by General Growth Properties, Inc., formerly New GGP, Inc., a Delaware corporation (the “Company”) and you and the other Underwriters named in Schedule A to the Underwriting Agreement, with respect to the public offering (the “Offering”) of common stock, par value $0.01 per share, of the Company (the “Common Stock”).  Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that, for a period (the “Lock-Up Period”) beginning on the date of the emergence of GGP, Inc., formerly General Growth Properties, Inc., a Delaware corporation, from bankruptcy (the “Emergence Date”) and ending on, and including, the date that is 120 days after the Emergence Date (unless earlier terminated as set forth in the last paragraph hereof), the undersigned will not, without the prior written consent of the Representatives, (i) sell, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the “Commission”) in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (the “Exchange Act”) with respect to, any Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) enter into any hypothecation, pledge, swap or other arrangement that transfers, or is designed to or reasonably could be expected to result in a transfer of, to another, in whole or in part, during the Lock-Up Period any of the economic consequences of ownership of Common Stock or any

Exhibit A-1-1

other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iii) offer, contract, agree or publicly announce during the Lock-Up Period an intention to effect any transaction specified in clause (i) or (ii).

The foregoing sentence shall not apply to transfers (a) as bona fide gifts, (b) to any beneficiary of the undersigned pursuant to a will or other testamentary document or applicable laws of descent, (c) to any immediate family member of the undersigned, and (d) to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that with respect to clauses (a) through (d) such transferee, beneficiary, donee, trustee or family member agrees in writing with the Representatives to be bound by the terms of this Lock-Up Agreement.  For purposes of this paragraph, “immediate family” shall mean the undersigned and the spouse, any lineal descendent, father, mother, brother or sister of the undersigned.

Furthermore, the undersigned may (1) sell shares of Common Stock of the Company purchased by the undersigned on the open market following the Effective Date if and only if (i) such sales are not required to be reported in any public report or filing with the Commission or otherwise and (ii) the undersigned does not otherwise voluntarily effect any public filing or report regarding such sales, and (2) make transfers and sales of shares of Common Stock to the Company in accordance with the Company’s practice to allow its officers and directors to return restricted shares of common stock upon vesting to satisfy tax liabilities.

The undersigned hereby confirms that the undersigned has not, directly or indirectly, taken, and hereby covenants that the undersigned will not, directly or indirectly, take, any action designed, or which has constituted or will constitute or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares of Common Stock.

The undersigned hereby agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent, during the Lock-Up Period, against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions.

If (i) the Company notifies the Representatives in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Commission with respect to the Offering is withdrawn, (iii) for any reason the Underwriting Agreement shall be terminated prior to the “time of purchase” (as defined in the Underwriting Agreement), or (iv) the Offering is not completed by January 15, 2011, this Lock-Up Agreement shall be terminated and the undersigned shall be released from all of its obligations hereunder.

[signature page follows]

Exhibit A-1-2

This Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

*     *     *

Yours very truly,

Name:

Exhibit A-1-3

EXHIBIT A-2

Form of Blackstone Lock-Up Agreement

November 9, 2010

Goldman, Sachs & Co.

Deutsche Bank Securities Inc.

As representatives (the “Representatives”) of the several
Underwriters named in Schedule A to the Underwriting Agreement

c/o                               Goldman, Sachs & Co.

200 West Street

New York, New York 10282

c/o                               Deutsche Bank Securities Inc.

60 Wall Street

New York, New York 10005

Ladies and Gentlemen:

This Lock-Up Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) to be entered into by General Growth Properties, Inc., formerly New GGP, Inc., a Delaware corporation (the “Company”), and you and the other Underwriters named in Schedule A to the Underwriting Agreement, with respect to the public offering (the “Offering”) of common stock, par value $0.01 per share, of the Company (the “Common Stock”).  Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

In order to induce you to enter into the Underwriting Agreement, Blackstone Real Estate Partners VI L.P., a Delaware limited partnership (“Blackstone REP”), Blackstone Real Estate Partners (AIV) VI L.P., a Delaware limited partnership (“Blackstone AIV”), Blackstone Real Estate Partners VI.F L.P., a Delaware limited partnership (“Blackstone VI.F”), Blackstone Real Estate Partners VI TE.1 L.P., a Delaware limited partnership (“Blackstone TE.1”) Blackstone Real Estate Partners VI TE.2 L.P., a Delaware limited partnership (“Blackstone TE.2”), Blackstone Real Estate Holdings VI L.P., a Delaware limited partnership (“Blackstone Holdings”), and Blackstone GGP Principal Transaction Partners L.P., a Delaware limited partnership (“Blackstone Principal” and, collectively with Blackstone REP, Blackstone AIV, Blackstone VI.F, Blackstone TE.1, Blackstone TE.2 and Blackstone Holdings, “Blackstone”), agrees that, for a period (the “Lock-Up Period”) beginning on the date of the emergence of GGP, Inc., formerly General Growth Properties, Inc., a Delaware corporation, from bankruptcy (the “Emergence Date”) and ending on, and including, the date that is 120 days after the Emergence Date (unless earlier terminated as set forth in the last paragraph hereof), Blackstone will not, without the prior written consent of the Representatives, (i) sell, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the “Commission”) in respect of, or establish or increase a put equivalent position or liquidate or

Exhibit A-2-1

decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (the “Exchange Act”) with respect to, any Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) enter into any hypothecation, pledge, swap or other arrangement that transfers, or is designed to or reasonably could be expected to result in a transfer of, to another, in whole or in part, during the Lock-Up Period any of the economic consequences of ownership of Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iii) offer, contract, agree or publicly announce during the Lock-Up Period an intention to effect any transaction specified in clause (i) or (ii).

The foregoing sentence shall not apply to (a) sales to the Company, Brookfield Retail Holdings LLC, a Delaware limited liability company (“Brookfield I”), Brookfield Retail Holdings II LLC, a Delaware limited liability company (“Brookfield II”), Brookfield Retail Holdings III LLC, a Delaware limited liability company (“Brookfield III”), Brookfield Retail Holdings IV-A LLC, a Delaware limited liability company (“Brookfield IV-A”), Brookfield Retail Holdings IV-D LLC, a Delaware limited liability company (“Brookfield IV-D”), Brookfield Retail Holdings V LP, a Delaware limited partnership (“Brookfield V”) and Brookfield US Retail Holdings LLC, a Delaware limited liability company (“Brookfield US”, and collectively with Brookfield I, Brookfield II, Brookfield III, Brookfield IV-A, Brookfield IV-D and Brookfield V, “Brookfield”), Pershing Square Capital Management, L.P. (“PSCM”), on behalf of each of Pershing Square, L.P., a Delaware limited partnership (“Pershing I”), Pershing Square II, L.P., a Delaware limited partnership (“Pershing II”), PSRH, Inc., a Cayman Islands corporation (“PSRH” and, collectively with Pershing I, Pershing II and PSCM, “Pershing”), The Fairholme Fund, a series of Fairholme Funds, Inc. (“Fairholme Funds, Inc.”), a Maryland corporation (“The Fairholme Fund”), Fairholme Focused Income Fund, a series of Fairholme Funds, Inc., a Maryland corporation (“Fairholme Income” and, collectively with Fairholme Funds, Inc. and Fairholme Fund, “Fairholme”), and Teacher Retirement System of Texas, a public pension plan and entity of the State of Texas (“Teacher” and, collectively with Brookfield, Pershing and Fairholme, the “Other Investors”), and their respective affiliates, or other persons approved by the Representatives (such approval not to be unreasonably conditioned, withheld or delayed), provided that the transferee (if other than the Company) agrees in writing with the Representatives to be bound by terms of this Lock-Up Agreement (or, in the case of each of the Other Investors and its related parties, the Lock-Up Agreement entered into by such Other Investor as of the date hereof); and (b) transfers to affiliates of Blackstone or to any investment fund or other entity controlled or managed by Blackstone, provided that the transferee agrees in writing with the Representatives to be bound by terms of this Lock-Up Agreement.

In addition, Blackstone hereby waives any rights Blackstone may have to require registration of Common Stock in connection with the filing of the Form S-11 registration statement (File No. 333-168111) relating to the Offering.  Blackstone further agrees that, during

Exhibit A-2-2

the Lock-Up Period, Blackstone will not, without the prior written consent of the Representatives, make any demand for, or exercise any right with respect to, the registration of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any such securities.

Blackstone hereby agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent, during the Lock-Up Period, against the transfer of Blackstone’s shares of Common Stock except in compliance with the foregoing restrictions.

If (i) the Company notifies the Representatives in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Commission with respect to the Offering is withdrawn, (iii) for any reason the Underwriting Agreement shall be terminated prior to the “time of purchase” (as defined in the Underwriting Agreement) or (iv) the Offering is not completed by January 15, 2011, this Lock-Up Agreement shall be terminated and Blackstone shall be released from all of its obligations hereunder.

[signature page follows]

Exhibit A-2-3

This Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

*     *     *

Yours very truly,

BLACKSTONE REAL ESTATE PARTNERS VI L.P.

By: Blackstone Real Estate Associates VI L.P.
Its: General Partner

By:	Brea VI Sub L.L.C.
Its:	General Partner

By:	Brea VI L.L.C.
Its:	Sole Member

By:
Name:
Title:

Exhibit A-2-4

EXHIBIT A-3

Form of Brookfield Lock-Up Agreement

November 9, 2010

Goldman, Sachs & Co.

Deutsche Bank Securities Inc.

As representatives (the “Representatives”) of the several
Underwriters named in Schedule A to the Underwriting Agreement

c/o                               Goldman, Sachs & Co.

200 West Street

New York, New York 10282

c/o                               Deutsche Bank Securities Inc.

60 Wall Street

New York, New York 10005

Ladies and Gentlemen:

This Lock-Up Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) to be entered into by General Growth Properties, Inc., formerly New GGP, Inc., a Delaware corporation (the “Company”), and you and the other Underwriters named in Schedule A to the Underwriting Agreement, with respect to the public offering (the “Offering”) of common stock, par value $0.01 per share, of the Company (the “Common Stock”).  Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

In order to induce you to enter into the Underwriting Agreement, each of Brookfield Retail Holdings LLC, a Delaware limited liability company (“Brookfield I”), Brookfield Retail Holdings II LLC, a Delaware limited liability company (“Brookfield II”), Brookfield Retail Holdings III LLC, a Delaware limited liability company (“Brookfield III”), Brookfield Retail Holdings IV-A LLC, a Delaware limited liability company (“Brookfield IV-A”), Brookfield Retail Holdings IV-D LLC, a Delaware limited liability company (“Brookfield IV-D”), Brookfield Retail Holdings V LP, a Delaware limited partnership (“Brookfield V”) and Brookfield US Retail Holdings LLC, a Delaware limited liability company (“Brookfield US”, and collectively with Brookfield I, Brookfield II, Brookfield III, Brookfield IV-A, Brookfield IV-D and Brookfield V, “Brookfield”), agree that, for a period (the “Lock-Up Period”) beginning on the date of the emergence of GGP, Inc., formerly General Growth Properties, Inc., a Delaware corporation, from bankruptcy (the “Emergence Date”) and ending on, and including, the date that is 120 days after the Emergence Date (unless earlier terminated as set forth in the last paragraph hereof), Brookfield will not, without the prior written consent of the Representatives, (i) sell, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the “Commission”) in respect of, or establish or increase a put equivalent position

Exhibit A-3-1

or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (the “Exchange Act”) with respect to, any Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) enter into any hypothecation, pledge, swap or other arrangement that transfers, or is designed to or reasonably could be expected to result in a transfer of, to another, in whole or in part, during the Lock-Up Period any of the economic consequences of ownership of Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iii) offer, contract, agree or publicly announce during the Lock-Up Period an intention to effect any transaction specified in clause (i) or (ii).

The foregoing sentence shall not apply to (a) sales to the Company, Pershing Square Capital Management, L.P. (“PSCM”), Pershing Square, L.P., a Delaware limited partnership (“Pershing I”), Pershing Square II, L.P., a Delaware limited partnership (“Pershing II”), PSRH, Inc., a Cayman Islands corporation (“PSRH” and, collectively with Pershing I, Pershing II and PSCM, “Pershing”), The Fairholme Fund, a series of Fairholme Funds, Inc. (“Fairholme Funds, Inc.”), a Maryland corporation (“The Fairholme Fund”), Fairholme Focused Income Fund, a series of Fairholme Funds, Inc., a Maryland corporation (“Fairholme Income” and, collectively with Fairholme Funds, Inc. and Fairholme Fund, “Fairholme”), Teacher Retirement System of Texas, a public pension plan and entity of the State of Texas (“Teacher”), Blackstone Real Estate Partners VI L.P., a Delaware limited partnership (“Blackstone REP”), Blackstone Real Estate Partners (AIV) VI L.P., a Delaware limited partnership (“Blackstone AIV”), Blackstone Real Estate Partners VI.F L.P., a Delaware limited partnership (“Blackstone VI.F”), Blackstone Real Estate Partners VI TE.1 L.P., a Delaware limited partnership (“Blackstone TE.1”) Blackstone Real Estate Partners VI TE.2 L.P., a Delaware limited partnership (“Blackstone TE.2”), Blackstone Real Estate Holdings VI L.P., a Delaware limited partnership (“Blackstone Holdings”), and Blackstone GGP Principal Transaction Partners L.P., a Delaware limited partnership (“Blackstone Principal” and, collectively with Blackstone REP, Blackstone AIV, Blackstone VI.F, Blackstone TE.1, Blackstone TE.2 and Blackstone Holdings, “Blackstone” and, collectively with Pershing, Fairholme and Teacher, the “Other Investors”), and their respective affiliates, or other persons approved by the Representatives (such approval not to be unreasonably conditioned, withheld or delayed), provided that the transferee (if other than the Company) agrees in writing with the Representatives to be bound by terms of this Lock-Up Agreement (or, in the case of each of the Other Investors and its related parties, the Lock-Up Agreement entered into by such Other Investor as of the date hereof); (b) transfers to affiliates of Brookfield, any Brookfield Consortium Members (as defined in that certain Amended and Restated Cornerstone Investment Agreement, effective as of March 31, 2010, and as amended from time to time, between Brookfield I (formerly known as REP Investments LLC) and General Growth Properties, Inc.) or any investment fund or other entity directly or indirectly controlled or managed by Brookfield Asset Management Inc., provided that the transferee agrees in writing with the Representatives to be bound by terms of this Lock-Up Agreement; or (c) sales, swaps, derivative transactions or other arrangements that are necessary or appropriate in the determination of either the Company or Brookfield, in consultation with the Representatives, to

Exhibit A-3-2

reduce the constructive ownership of Brookfield Retail Holding LLC of the outstanding capital stock of the Company by up to 3% of the outstanding capital stock of the Company in the aggregate from its ownership on the Emergence Date for purposes of compliance with the provisions of the Company’s constitutive documents governing the REIT status of the Company and its applicable subsidiaries under the Internal Revenue Code of 1986, as amended, provided that any transferee (if other than the Company) of Common Stock agrees in writing with the Representatives to be bound by the terms of this Lock-Up Agreement.

In addition, Brookfield hereby waives any rights Brookfield may have to require registration of Common Stock in connection with the filing of the Form S-11 registration statement (File No. 333-168111) relating to the Offering.  Brookfield further agrees that, during the Lock-Up Period, Brookfield will not, without the prior written consent of the Representatives, make any demand for, or exercise any right with respect to, the registration of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any such securities.

Brookfield hereby agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent, during the Lock-Up Period, against the transfer of Brookfield’s shares of Common Stock except in compliance with the foregoing restrictions.

If (i) the Company notifies the Representatives in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Commission with respect to the Offering is withdrawn, (iii) for any reason the Underwriting Agreement shall be terminated prior to the “time of purchase” (as defined in the Underwriting Agreement) or (iv) the Offering is not completed by January 15, 2011, this Lock-Up Agreement shall be terminated and Brookfield shall be released from all of its obligations hereunder.

[signature page follows]

Exhibit A-3-3

This Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

*     *     *

Yours very truly,

BROOKFIELD RETAIL HOLDINGS LLC
By:	Brookfield Asset Management Private Institutional
Capital Adviser (Canada), L.P., its Managing Member
By:	Brookfield Private Funds Holdings Inc.,
its general partner

By:
Name: Karen Ayre
Title: Vice President

By:
Name: Moshe Mandelbaum
Title: Vice President

Exhibit A-3-4

BROOKFIELD RETAIL HOLDINGS II LLC
By:	Brookfield Asset Management Private Institutional
Capital Adviser (Canada), L.P., its Managing Member

By:	Brookfield Private Funds Holdings Inc.,
its general partner

By:
Name: Karen Ayre
Title: Vice President

By:
Name: Moshe Mandelbaum
Title: Vice President

Exhibit A-3-5

BROOKFIELD RETAIL HOLDINGS III LLC

By:	Brookfield Asset Management Private Institutional
Capital Adviser (Canada), L.P., its Managing Member

By:	Brookfield Private Funds Holdings Inc.,
its general partner

By:
Name: Karen Ayre
Title: Vice President

By:
Name: Moshe Mandelbaum
Title: Vice President

Exhibit A-3-6

BROOKFIELD RETAIL HOLDINGS IV-A LLC

By:	Brookfield Asset Management Private Institutional
Capital Adviser (Canada), L.P., its Managing Member

By:	Brookfield Private Funds Holdings Inc.,
its general partner

By:
Name: Karen Ayre
Title: Vice President

Exhibit A-3-7

BROOKFIELD RETAIL HOLDINGS IV-D LLC

By:	Brookfield Asset Management Private
Institutional Capital Adviser (Canada), L.P., its
Managing Member

By:	Brookfield Private Funds Holdings Inc.,
its general partner

By:
Name: Karen Ayre
Title: Vice President

Exhibit A-3-8

BROOKFIELD RETAIL HOLDINGS V LP

By:	Brookfield Asset Management Private Institutional
Capital Adviser (Canada), L.P., its General Partner

By:	Brookfield Private Funds Holdings Inc.,
its general partner

By:
Name: Karen Ayre
Title: Vice President

Exhibit A-3-9

BROOKFIELD US RETAIL HOLDINGS LLC

By:	Brookfield US Corporation, its Managing Member

By:
Name: Karen Ayre
Title: Vice President

Exhibit A-3-10

EXHIBIT A-4

Form of Fairholme Lock-Up Agreement

November 9, 2010

Goldman, Sachs & Co.

Deutsche Bank Securities Inc.

As representatives (the “Representatives”) of the several
Underwriters named in Schedule A to the Underwriting Agreement

c/o                               Goldman, Sachs & Co.

200 West Street

New York, New York 10282

c/o                               Deutsche Bank Securities Inc.

60 Wall Street

New York, New York 10005

Ladies and Gentlemen:

This Lock-Up Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) to be entered into by General Growth Properties, Inc., formerly New GGP, Inc., a Delaware corporation (the “Company”), and you and the other Underwriters named in Schedule A to the Underwriting Agreement, with respect to the public offering (the “Offering”) of common stock, par value $0.01 per share, of the Company (the “Common Stock”).  Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

In order to induce you to enter into the Underwriting Agreement, The Fairholme Fund (“The Fairholme Fund”), a series of Fairholme Funds, Inc., a Maryland corporation, and Fairholme Focused Income Fund, a series of Fairholme Funds, Inc., (“Fairholme Income”), each separately agrees that, for a period (the “Lock-Up Period”) beginning on the date of the emergence of GGP, Inc., formerly General Growth Properties, Inc., a Delaware corporation, from bankruptcy (the “Emergence Date”) and ending on, and including, the date that is 120 days after the Emergence Date (unless earlier terminated as set forth in the last paragraph hereof), it will not, without the prior written consent of the Representatives, (i) sell, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the “Commission”) in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (the “Exchange Act”) with respect to, any Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) enter into any hypothecation, pledge, swap or other arrangement that transfers,

Exhibit A-4-1

or is designed to or reasonably could be expected to result in a transfer of, to another, in whole or in part, during the Lock-Up Period any of the economic consequences of ownership of Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iii) offer, contract, agree or publicly announce during the Lock-Up Period an intention to effect any transaction specified in clause (i) or (ii).

The foregoing sentence shall not apply to (a) sales to the Company, Brookfield Retail Holdings LLC, a Delaware limited liability company (“Brookfield I”), Brookfield Retail Holdings II LLC, a Delaware limited liability company (“Brookfield II”), Brookfield Retail Holdings III LLC, a Delaware limited liability company (“Brookfield III”), Brookfield Retail Holdings IV-A LLC, a Delaware limited liability company (“Brookfield IV-A”), Brookfield Retail Holdings IV-D LLC, a Delaware limited liability company (“Brookfield IV-D”), Brookfield Retail Holdings V LP, a Delaware limited partnership (“Brookfield V”) and Brookfield US Retail Holdings LLC, a Delaware limited liability company (“Brookfield US”, and collectively with Brookfield I, Brookfield II, Brookfield III, Brookfield IV-A, Brookfield IV-D and Brookfield V, “Brookfield”), Pershing Square Capital Management, L.P. (“PSCM”), on behalf of each of Pershing Square, L.P., a Delaware limited partnership (“Pershing I”), Pershing Square II, L.P., a Delaware limited partnership (“Pershing II”), PSRH, Inc., a Cayman Islands corporation (“PSRH” and, collectively with Pershing I, Pershing II and PSCM, “Pershing”), Teacher Retirement System of Texas, a public pension plan and entity of the State of Texas (“Teacher”), and Blackstone Real Estate Partners VI L.P., a Delaware limited partnership (“Blackstone REP”), Blackstone Real Estate Partners (AIV) VI L.P., a Delaware limited partnership (“Blackstone AIV”), Blackstone Real Estate Partners VI.F L.P., a Delaware limited partnership (“Blackstone VI.F”), Blackstone Real Estate Partners VI TE.1 L.P., a Delaware limited partnership (“Blackstone TE.1”) Blackstone Real Estate Partners VI TE.2 L.P., a Delaware limited partnership (“Blackstone TE.2”), Blackstone Real Estate Holdings VI L.P., a Delaware limited partnership (“Blackstone Holdings”), and Blackstone GGP Principal Transaction Partners L.P., a Delaware limited partnership (“Blackstone Principal” and, collectively with Blackstone REP, Blackstone AIV, Blackstone VI.F, Blackstone TE.1, Blackstone TE.2 and Blackstone Holdings, “Blackstone” and, collectively with Brookfield, Pershing and Teacher, the “Other Investors”), and their respective affiliates, or other persons approved by the Representatives (such approval not to be unreasonably conditioned, withheld or delayed), provided that the transferee under this sub-clause (a) (if other than the Company) agrees in writing with the Representatives to be bound by terms of this Lock-Up Agreement (or, in the case of each of the Other Investors and its related parties, the Lock-Up Agreement entered into by such Other Investor as of the date hereof); (b) transfers of securities in such amounts, and at such times, as Fairholme Capital Management, L.L.C., as investment advisor to each of The Fairholme Fund and Fairholme Income, determines to be in the best interests of The Fairholme Fund or Fairholme Income, respectively, in light of its then current circumstances and the laws and regulations applicable to each such Fund as a series of a open-end, management investment company registered under the Investment Company Act of 1940, as amended, with a policy of qualifying as a “regulated investment company” as defined in Subchapter M of the Internal Revenue Code of 1986, as amended; or (c) transfers to affiliates of Fairholme Funds, Inc. or to

Exhibit A-4-2

any investment fund or other entity controlled or managed by Fairholme Funds, Inc., provided that the transferee under this sub-clause (c) agrees in writing with the Representatives to be bound by terms of this Lock-Up Agreement.

In addition, each of The Fairholme Fund and Fairholme Income hereby waives any rights it may have to require registration of Common Stock in connection with the filing of the Form S-11 registration statement (File No. 333-168111) relating to the Offering.  Each of The Fairholme Fund and Fairholme Income further agrees that, during the Lock-Up Period, it will not, without the prior written consent of the Representatives, make any demand for, or exercise any right with respect to, the registration of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any such securities.

Each of The Fairholme Fund and Fairholme Income separately agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent, during the Lock-Up Period, against the transfer of its shares of Common Stock except in compliance with the foregoing restrictions.

If (i) the Company notifies the Representatives in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Commission with respect to the Offering is withdrawn, (iii) for any reason the Underwriting Agreement shall be terminated prior to the “time of purchase” (as defined in the Underwriting Agreement) or (iv) the Offering is not completed by January 15, 2011, this Lock-Up Agreement shall be terminated and each of The Fairholme Fund and Fairholme Income shall be released from all of its obligations hereunder.

[signature page follows]

Exhibit A-4-3

This Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

*     *     *

Yours very truly,

FAIRHOLME FUNDS, INC.
on behalf of its series The Fairholme Fund

By:
Name: Bruce R. Berkowitz
Title: President

FAIRHOLME FUNDS, INC.
on behalf of its series Fairholme Focused Income Fund

By:
Name: Bruce R. Berkowitz
Title: President

Exhibit A-4-4

EXHIBIT A-5

Form of Pershing Lock-Up Agreement

November 9, 2010

Goldman, Sachs & Co.

Deutsche Bank Securities Inc.

As representatives (the “Representatives”) of the several
Underwriters named in Schedule A to the Underwriting Agreement

c/o                               Goldman, Sachs & Co.

200 West Street

New York, New York 10282

c/o                               Deutsche Bank Securities Inc.

60 Wall Street

New York, New York 10005

Ladies and Gentlemen:

This Lock-Up Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) to be entered into by General Growth Properties, Inc., formerly New GGP, Inc., a Delaware corporation (the “Company”), and you and the other Underwriters named in Schedule A to the Underwriting Agreement, with respect to the public offering (the “Offering”) of common stock, par value $0.01 per share, of the Company (the “Common Stock”).  Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

In order to induce you to enter into the Underwriting Agreement, Pershing Square Capital Management, L.P. (“PSCM”), on behalf of each of Pershing Square, L.P., a Delaware limited partnership (“Pershing I”), Pershing Square II, L.P., a Delaware limited partnership (“Pershing II”), PSRH, Inc., a Cayman Islands corporation (“PSRH” and, collectively with Pershing I, Pershing II and PSCM, “Pershing”), agrees that, for a period (the “Lock-Up Period”) beginning on the date of the emergence of GGP, Inc., formerly General Growth Properties, Inc., a Delaware corporation, from bankruptcy (the “Emergence Date”) and ending on, and including, the date that is 120 days after the Emergence Date (unless earlier terminated as set forth in the last paragraph hereof), Pershing will not, without the prior written consent of the Representatives, (i) sell, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the “Commission”) in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (the “Exchange Act”) with respect to, any Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase,

Exhibit A-5-1

the foregoing, (ii) enter into any hypothecation, pledge, swap or other arrangement that transfers, or is designed to or reasonably could be expected to result in a transfer of, to another, in whole or in part, during the Lock-Up Period any of the economic consequences of ownership of Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iii) offer, contract, agree or publicly announce during the Lock-Up Period an intention to effect any transaction specified in clause (i) or (ii).

The foregoing sentence shall not apply to (a) sales to the Company, Brookfield Retail Holdings LLC, a Delaware limited liability company (“Brookfield I”), Brookfield Retail Holdings II LLC, a Delaware limited liability company (“Brookfield II”), Brookfield Retail Holdings III LLC, a Delaware limited liability company (“Brookfield III”), Brookfield Retail Holdings IV-A LLC, a Delaware limited liability company (“Brookfield IV-A”), Brookfield Retail Holdings IV-D LLC, a Delaware limited liability company (“Brookfield IV-D”), Brookfield Retail Holdings V LP, a Delaware limited partnership (“Brookfield V”) and Brookfield US Retail Holdings LLC, a Delaware limited liability company (“Brookfield US”, and collectively with Brookfield I, Brookfield II, Brookfield III, Brookfield IV-A, Brookfield IV-D and Brookfield V, “Brookfield”), The Fairholme Fund, a series of Fairholme Funds, Inc. (“Fairholme Funds, Inc.”), a Maryland corporation (“The Fairholme Fund”), Fairholme Focused Income Fund, a series of Fairholme Funds, Inc., a Maryland corporation (“Fairholme Income” and, collectively with Fairholme Funds, Inc. and Fairholme Fund, “Fairholme”), Teacher Retirement System of Texas, a public pension plan and entity of the State of Texas (“Teacher”), and Blackstone Real Estate Partners VI L.P., a Delaware limited partnership (“Blackstone REP”), Blackstone Real Estate Partners (AIV) VI L.P., a Delaware limited partnership (“Blackstone AIV”), Blackstone Real Estate Partners VI.F L.P., a Delaware limited partnership (“Blackstone VI.F”), Blackstone Real Estate Partners VI TE.1 L.P., a Delaware limited partnership (“Blackstone TE.1”) Blackstone Real Estate Partners VI TE.2 L.P., a Delaware limited partnership (“Blackstone TE.2”), Blackstone Real Estate Holdings VI L.P., a Delaware limited partnership (“Blackstone Holdings”), and Blackstone GGP Principal Transaction Partners L.P., a Delaware limited partnership (“Blackstone Principal” and, collectively with Blackstone REP, Blackstone AIV, Blackstone VI.F, Blackstone TE.1, Blackstone TE.2 and Blackstone Holdings, “Blackstone” and, collectively with Brookfield, Fairholme and Teacher, the “Other Investors”), and their respective affiliates, or other persons approved by the Representatives (such approval not to be unreasonably conditioned, withheld or delayed), provided that the transferee agrees in writing with the Representatives to be bound by terms of this Lock-Up Agreement (or, in the case of each of the Other Investors and its related parties, the Lock-Up Agreement entered into by such Other Investor as of the date hereof); (b) sales, swaps, derivative transactions or other arrangements that are necessary or appropriate in the determination of either the Company or Pershing, in consultation with the Representatives, to reduce Pershing’s constructive ownership of the outstanding capital stock of the Company for purposes of compliance with the provisions of the Company’s constitutive documents governing the REIT status of the Company and its applicable subsidiaries under the Internal Revenue Code of 1986, as amended, provided that any transferee (if other than the Company) of Common Stock agrees in writing with the Representatives to be bound by the terms of this Lock-Up Agreement; (c) the

Exhibit A-5-2

scheduled termination or unwind of the “cash-settled total return swaps” with expiration dates during the Lock-Up Period as described as of the date hereof in Pershing’s Schedule 13D filings with respect to the Company or GGP, Inc., formerly General Growth Properties, Inc., provided that such termination or unwind involves only cash settlement by Pershing and not the sale, transfer or other disposition of shares of Common Stock; or (d) transfers to affiliates of PSCM or to any investment fund or other entity controlled or managed by PSCM, provided that the transferee agrees in writing with the Representatives to be bound by terms of this Lock-Up Agreement.

In addition, Pershing hereby waives any rights Pershing may have to require registration of Common Stock in connection with the filing of the Form S-11 registration statement (File No. 333-168111) relating to the Offering.  Pershing further agrees that, during the Lock-Up Period, Pershing will not, without the prior written consent of the Representatives, make any demand for, or exercise any right with respect to, the registration of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any such securities.

Pershing hereby agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent, during the Lock-Up Period, against the transfer of Pershing’s shares of Common Stock except in compliance with the foregoing restrictions.

If (i) the Company notifies the Representatives in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Commission with respect to the Offering is withdrawn, (iii) for any reason the Underwriting Agreement shall be terminated prior to the “time of purchase” (as defined in the Underwriting Agreement), or (iv) the Offering is not completed by January 15, 2011, this Lock-Up Agreement shall be terminated and Pershing shall be released from all of its obligations hereunder.

[signature page follows]

Exhibit A-5-3

This Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

*     *     *

Yours very truly,

PERSHING SQUARE CAPITAL MANAGEMENT, L.P.
On behalf of each of Pershing I, Pershing II and PSRH

By:	PS Management GP, LLC
Its:	General Partner

By:
Name: William A Ackman
Title: Managing Member

Exhibit A-5-4

EXHIBIT A-6

Form of Teacher Retirement System of Texas Lock-Up Agreement

November 9, 2010

Goldman, Sachs & Co.

Deutsche Bank Securities Inc.

As representatives (the “Representatives”) of the several
Underwriters named in Schedule A to the Underwriting Agreement

c/o	Goldman, Sachs & Co.
200 West Street
New York, New York 10282

c/o	Deutsche Bank Securities Inc.
60 Wall Street
New York, New York 10005

Ladies and Gentlemen:

This Lock-Up Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) to be entered into by General Growth Properties, Inc., formerly New GGP, Inc., a Delaware corporation (the “Company”), and you and the other Underwriters named in Schedule A to the Underwriting Agreement, with respect to the public offering (the “Offering”) of common stock, par value $0.01 per share, of the Company (the “Common Stock”).  Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

In order to induce you to enter into the Underwriting Agreement, Teacher Retirement System of Texas, a public pension plan and entity of the State of Texas (“Teacher”), agrees that, for a period (the “Lock-Up Period”) beginning on the date of the emergence of GGP, Inc., formerly General Growth Properties, Inc., a Delaware corporation, from bankruptcy (the “Emergence Date”) and ending on, and including, the date that is 120 days after the Emergence Date (unless earlier terminated as set forth in the last paragraph hereof), Teacher will not, without the prior written consent of the Representatives, (i) sell, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the “Commission”) in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (the “Exchange Act”) with respect to, any Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) enter into any hypothecation, pledge, swap or other arrangement that transfers, or is designed to or reasonably could be expected to result in a transfer of, to another, in whole or in part,

Exhibit A-6-1

during the Lock-Up Period any of the economic consequences of ownership of Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iii) offer, contract, agree or publicly announce during the Lock-Up Period an intention to effect any transaction specified in clause (i) or (ii).

                The foregoing sentence shall not apply to (a) sales to the Company, Brookfield Retail Holdings LLC, a Delaware limited liability company (“Brookfield I”), Brookfield Retail Holdings II LLC, a Delaware limited liability company (“Brookfield II”), Brookfield Retail Holdings III LLC, a Delaware limited liability company (“Brookfield III”), Brookfield Retail Holdings IV-A LLC, a Delaware limited liability company (“Brookfield IV-A”), Brookfield Retail Holdings IV-D LLC, a Delaware limited liability company (“Brookfield IV-D”), Brookfield Retail Holdings V LP, a Delaware limited partnership (“Brookfield V”) and Brookfield US Retail Holdings LLC, a Delaware limited liability company (“Brookfield US”, and collectively with Brookfield I, Brookfield II, Brookfield III, Brookfield IV-A, Brookfield IV-D and Brookfield V, “Brookfield”), Pershing Square Capital Management, L.P. (“PSCM”), on behalf of each of Pershing Square, L.P., a Delaware limited partnership (“Pershing I”), Pershing Square II, L.P., a Delaware limited partnership (“Pershing II”), PSRH, Inc., a Cayman Islands corporation (“PSRH” and, collectively with Pershing I, Pershing II and PSCM, “Pershing”), The Fairholme Fund, a series of Fairholme Funds, Inc. (“Fairholme Funds, Inc.”), a Maryland corporation (“The Fairholme Fund”), Fairholme Focused Income Fund, a series of Fairholme Funds, Inc., a Maryland corporation (“Fairholme Income” and, collectively with Fairholme Funds, Inc. and Fairholme Fund, “Fairholme”), and Blackstone Real Estate Partners VI L.P., a Delaware limited partnership (“Blackstone REP”), Blackstone Real Estate Partners (AIV) VI L.P., a Delaware limited partnership (“Blackstone AIV”), Blackstone Real Estate Partners VI.F L.P., a Delaware limited partnership (“Blackstone VI.F”), Blackstone Real Estate Partners VI TE.1 L.P., a Delaware limited partnership (“Blackstone TE.1”) Blackstone Real Estate Partners VI TE.2 L.P., a Delaware limited partnership (“Blackstone TE.2”), Blackstone Real Estate Holdings VI L.P., a Delaware limited partnership (“Blackstone Holdings”), and Blackstone GGP Principal Transaction Partners L.P., a Delaware limited partnership (“Blackstone Principal” and, collectively with Blackstone REP, Blackstone AIV, Blackstone VI.F, Blackstone TE.1, Blackstone TE.2 and Blackstone Holdings, “Blackstone” and, collectively with Brookfield, Pershing and Fairholme, the “Other Investors”), and their respective affiliates, or other persons approved by the Representatives (such approval not to be unreasonably conditioned, withheld or delayed), provided that the transferee (if other than the Company) agrees in writing with the Representatives to be bound by terms of this Lock-Up Agreement (or, in the case of each of the Other Investors and its related parties, the Lock-Up Agreement entered into by such Other Investor as of the date hereof); or (b) transfers to affiliates of Teacher or to any investment fund or other entity controlled or managed by Teacher, provided that the transferee agrees in writing with the Representatives to be bound by terms of this Lock-Up Agreement.

In addition, Teacher hereby waives any rights Teacher may have to require registration of Common Stock in connection with the filing of the Form S-11 registration statement (File No. 333-168111) relating to the Offering; provided, however, that subject to the following sentence,

Exhibit A-6-2

Teacher does not waive (and expressly reserves) any rights of Teacher pursuant to the registration rights agreement between Teacher and the Company during the period of time after the Lock-Up Period.  Teacher further agrees that, during the Lock-Up Period, Teacher will not, without the prior written consent of the Representatives, make any demand for, or exercise any right with respect to, the registration of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any such securities.

Teacher hereby agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent, during the Lock-Up Period, against the transfer of Teacher’s shares of Common Stock except in compliance with the foregoing restrictions.

For the avoidance of doubt, Teacher expressly disclaims that, with respect to the Company, it is an “affiliate” within the meaning of the Stock Purchase Agreement, dated as of July 8, 2010 (as in effect on the date hereof), between Teacher and GGP, Inc. (formerly General Growth Properties, Inc.), any registration rights agreement between Teacher and the Company, and the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, and nothing in this Lock-Up Agreement shall be construed to the contrary.

If (i) the Company notifies the Representatives in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Commission with respect to the Offering is withdrawn, or (iii) for any reason the Underwriting Agreement shall be terminated prior to the “time of purchase” (as defined in the Underwriting Agreement), or (iv) the Offering is not completed by January 15, 2011, this Lock-Up Agreement shall be terminated and Teacher shall be released from all of its obligations hereunder.

[signature page follows]

Exhibit A-6-3

                                This Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

*     *     *

Yours very truly,

TEACHER RETIREMENT SYSTEM OF TEXAS

By:
	Name:	Eric Lang
	Title:	Managing Director

Exhibit A-6-4

EXHIBIT A-7

LIST OF PARTIES TO EXECUTE LOCK-UP AGREEMENTS

Name	Position
Ric Clark	Director Nominee
Mary Lou Fiala	Director Nominee
Bruce Flatt	Director Nominee
John Haley	Director Nominee
Cyrus Madon	Director
David Neithercut	Director Nominee
Sheli Rosenberg	Director
John Schreiber	Director
Steven Douglas	Executive Vice President and Chief Financial Officer
Joel Bayer	Senior Vice President, Chief Investment Officer
Ronald Gern	Senior Vice President, General Counsel and Secretary
Catherine Hollowell	Senior Vice President, Human Resources
Edmund Hoyt	Senior Vice President & Chief Accounting Officer
Sandeep Mathrani	New Chief Executive Officer
Michael McNaughton	Executive Vice President, Asset Management
Robert Michaels	Vice Chairman
Hugh Zwieg	Executive Vice President, Finance

Brookfield Retail Holdings LLC, Brookfield Retail Holdings II LLC, Brookfield Retail Holdings III LLC, Brookfield Retail Holdings IV-A LLC, Brookfield Retail Holdings IV-D LLC, Brookfield Retail Holdings V LP and Brookfield US Retail Holdings LLC and each other Brookfield Consortium Member (as defined in the Brookfield Agreement)

Pershing Square Capital Management, L.P. (on behalf of Pershing Square, L.P., Pershing Square II, L.P., PSRH, Inc.) and the other members of the Purchaser Group (as defined in the Stock Purchase Agreement)

The Fairholme Fund and Fairholme Focused Income Fund and the other members of the Purchaser Group (as defined in the Stock Purchase Agreement)

Teacher Retirement System of Texas and its applicable affiliates

Blackstone Real Estate Partners VI L.P and its applicable affiliates

EXHIBIT B-1

FORM OF OPINION OF WEIL, GOTSHAL & MANGES LLP

November 19, 2010

Goldman, Sachs & Co.
Deutsche Bank Securities Inc.
As Representatives of the several Underwriters

c/o	Goldman, Sachs & Co.
200 West Street
New York, New York 10282

c/o	Deutsche Bank Securities Inc.
60 Wall Street
New York, New York 10005

Ladies and Gentlemen:

We have acted as counsel to General Growth Properties, Inc., formerly New GGP, Inc., a Delaware corporation (the “Company”), in connection with the preparation, authorization, execution and delivery of, and the consummation of the transactions contemplated by, the underwriting agreement, dated November 15, 2010 (the “Agreement”) among the Company, and Goldman, Sachs & Co. and Deutsche Bank Securities Inc., as representatives of the several underwriters named therein (the “Underwriters”), relating to the offering by the Company to the Underwriters of an aggregate of 135,000,000 shares (the “Offering”) plus up to an additional 20,250,000 shares that may be sold pursuant to the Underwriters’ over-allotment option (collectively, the “Shares”) of the Company’s common stock, $0.01 par value per share.  This opinion is being rendered to you pursuant to Section 6(a) of the Agreement. Capitalized terms defined in the Agreement and used (but not otherwise defined) herein are used herein as so defined.

In so acting, we have examined originals or copies (certified or otherwise identified to our satisfaction) of the Agreement, the registration statement on Form S-11 (Registration File No. 333-168111) filed by the Company under the Securities Act of 1933, as amended (the “Act”), on July 15, 2010 (as amended by Pre-Effective Amendment No. 1 filed with the Commission on September 8, 2010, Pre-Effective Amendment No. 2 filed with the Commission on October 15, 2010, Pre-Effective Amendment No. 3 filed with the Commission on November 3, 2010, Pre-Effective Amendment No. 4 filed with the Commission on November 9, 2010, Pre-Effective

Exhibit B-1-1

Amendment No. 5 filed with the Commission on November, 15, 2010 and Pre-Effective Amendment No. 6 filed with the Commission on November, 15, 2010, the “Registration Statement”), the preliminary prospectus, dated 9, 2010, together with the free writing prospectus filed with the Commission on November 15, 2010 and the information identified in Schedule C to the Agreement (collectively, the “Disclosure Package”), the prospectus, dated November 15, 2010 (the “Prospectus”), and such corporate records, agreements, documents and other instruments, and such certificates or comparable documents of public officials and of officers and representatives of the Company, and have made such inquiries of such officers and representatives, as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

In such examination, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, conformed or photostatic copies and the authenticity of the originals of such latter documents.  As to all questions of fact material to these opinions that have not been independently established, we have relied upon certificates or comparable documents of officers and representatives of the Company and upon the representations and warranties of the Company contained in the Agreement.  As used herein, “to our knowledge” and “of which we are aware” mean the conscious awareness of facts or other information by any lawyer in our firm actively involved in the transactions contemplated by the Agreement, after consultation with such other lawyers in our firm, as each such actively involved lawyer has deemed appropriate.

Based on the foregoing, and subject to the qualifications stated herein, we are of the opinion that:

1.     The Company is duly incorporated and validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as described in the Prospectus and the Disclosure Package.

2.     Each of GGP, Inc., formerly General Growth Properties, Inc. (“GGP”), and The Rouse Company LLC (“The Rouse Company”) is a corporation or limited liability company, as the case may be, validly existing and in good standing under the laws of the State of Delaware.

3.     The Company has an authorized capitalization as set forth in the Prospectus and the Disclosure Package under the heading “Capitalization.”  All of such outstanding shares are duly authorized, validly issued, fully paid and nonassessable, with no personal liability attaching to the ownership thereof, and have not been issued in violation of any preemptive rights pursuant to law or in the Company’s certificate of incorporation, the Company’s by-laws or any agreement listed on Schedule 1 hereto.

4.     All of the outstanding shares of capital stock of GGP are duly authorized, validly issued, fully paid and nonassessable, with no personal liability attaching to the ownership thereof, and have not been issued in violation of any preemptive rights pursuant to law or in GGP’s certificate of incorporation, by-laws or any agreement listed on Schedule 1 hereto.

Exhibit B-1-2

5.     All of the outstanding membership interests of The Rouse Company are validly issued.

6.     The Shares to be issued pursuant to the Agreement have been duly authorized and, when issued as contemplated by the Agreement, will be validly issued, fully paid and nonassessable and free of preemptive rights pursuant to law or in the Company’s certificate of incorporation, by-laws or any agreement listed on Schedule 1 hereto.

7.     The Company has all requisite corporate power and authority to execute and deliver the Agreement and to perform its obligations thereunder.  The execution, delivery and performance of the Agreement by the Company has been duly authorized by all necessary corporate action on the part of the Company.  The Agreement has been duly and validly executed and delivered by the Company.

8.     The execution and delivery by the Company of the Agreement and the performance by the Company its obligations thereunder will not conflict with, constitute a default under or violate (i) any of the terms, conditions or provisions of the Certificate of Incorporation or by-laws of the Company, (ii) any of the terms, conditions or provisions of any document, agreement or other instrument listed on Schedule 1 hereto, (iii) New York, Delaware corporate or federal law or regulation (other than federal and state securities or blue sky laws, as to which we express no opinion in this paragraph), or (iv) any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on the Company of which we are aware.

9.     No consent, approval, waiver, license or authorization or other action by or filing with any New York, Delaware corporate or federal governmental authority is required in connection with the execution and delivery by the Company of the Agreement, the consummation by the Company of the transactions contemplated thereby, or the performance by the Company of its obligations thereunder, except for filings and other actions required pursuant to federal and state securities or blue sky laws or as may be required under the Conduct Rules of Financial Industry Regulatory Authority, as to which we express no opinion in this paragraph.

10.  The Registration Statement has become effective under the Act and we are not aware of any stop order suspending the effectiveness of the Registration Statement or of any notice objecting to its use.  To our knowledge, no proceedings therefor have been initiated or overtly threatened by the Securities and Exchange Commission and any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Act has been made in the manner and within the time period required by such Rule.

11.  The statements in the Prospectus and the Disclosure Package under the caption “Description of Common Stock,” insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein in all material respects.

Exhibit B-1-3

12.  The statements in the Prospectus and the Disclosure Package under the caption “United States Federal Income Tax Considerations” insofar as such statements constitute summaries of matters of U.S. federal tax law and regulation or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

13.  The Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus and the Disclosure Package, will not be required to register as an “investment company” under the Investment Company Act of 1940, as amended.

The opinions expressed herein are limited to the laws of the State of New York, the corporate and limited liability company laws of the State of Delaware, and the federal laws of the United States, and we express no opinion as to the effect on the matters covered by this letter of the laws of any other jurisdiction.

The opinions expressed herein are rendered solely for the benefit of the Underwriters in connection with the transactions described herein.  Those opinions may not be used or relied upon by any other person, nor may this letter or any copies hereof be furnished to a third party, filed with a governmental agency, quoted, cited or otherwise referred to without our prior written consent.

Very truly yours,

Exhibit B-1-4

Schedule 1

1.                                       Third Amended Plan of Reorganization, as modified, filed with the United States Bankruptcy Court for the Southern District of New York on October 21, 2010.

2.                                       Certificate of Designations, Preferences and Rights of Increasing Rate Cumulative Preferred Stock, Series I filed with the Delaware Secretary of State on February 26, 2007

3.                                       Rights Agreement dated July 27, 1993, between GGP and certain other parties named therein.

4.                                       Amendment to Rights Agreement dated as of February 1, 2000, between GGP and certain other parties named therein.

5.                                       Redemption Rights Agreement dated June 19, 1997, among GGP Limited Partnership (the “Operating Partnership”), GGP, and CA Southlake Investors, Ltd.

6.                                       Redemption Rights Agreement dated October 23, 1997, among GGP, the Operating Partnership and Peter Leibowits.

7.                                       Redemption Rights Agreement dated April 2, 1998, among the Operating Partnership, GGP and Southwest Properties Venture.

8.                                       Redemption Rights Agreement dated July 21, 1998, among the Operating Partnership, GGP, Nashland Associates, and HRE Altamonte, Inc.

9.                                       Redemption Rights Agreement dated October 21, 1998, among the Operating Partnership, GGP and the persons on the signature pages thereof.

10.                                 Redemption Rights Agreement (Common Units) dated July 10, 2002, by and among the Operating Partnership, GGP and the persons listed on the signature pages thereof.

11.                                 Redemption Rights Agreement (Series B Preferred Units) dated July 10, 2002, by and among the Operating Partnership, GGP and the persons listed on the signature pages thereof.

12.                                 Redemption Rights Agreement (Common Units) dated November 27, 2002, by and among the Operating Partnership, GGP and JSG, LLC.

13.                                 Redemption Rights Agreement dated December 11, 2003, by and among the Operating Partnership, GGP and Everitt Enterprises, Inc.

14.                                 Redemption Rights Agreement dated March 5, 2004, by and among the Operating Partnership, GGP and Koury Corporation.

15.                                 Registration Rights Agreement dated April 15, 1993, between GGP, Martin Bucksbaum, Matthew Bucksbaum and the other parties named therein.

Exhibit B-1-5

16.                                 Amendment to Registration Rights Agreement dated February 1, 2000, among GGP and certain other parties named therein.

17.                                 Registration Rights Agreement dated April 17, 2002, between GGP and GSEP 2002 Realty Corp.

18.                                 The Rouse Company and The First National Bank of Chicago (Trustee) Indenture dated as of February 24, 1995.

19.                                 The Rouse Company LP, TRC Co-Issuer, Inc. and The Bank of New York Mellon Corporation (Trustee) Indenture dated May 5, 2006.

20.                                 Indenture, dated as of November 9, 2010, between The Rouse Company and Wilmington Trust FSB, as trustee.

21.                                 Operating Agreement dated November 10, 1999, between the Operating Partnership, NYSCRF, and GGP/Homart II L.L.C.

22.                                 Amendment to the Operating Agreement of GGP/Homart II L.L.C. dated November 22, 2002.

23.                                 Letter Amendment to the Operating Agreement of GGP/Homart II L.L.C. dated January 31, 2003.

24.                                 Second Amendment to the Operating Agreement of GGP/Homart II L.L.C. dated January 31, 2003.

25.                                 Third Amendment to the Operating Agreement of GGP/Homart II L.L.C. dated February 8, 2008.

26.                                 Amended and Restated Operating Agreement of GGP-TRS L.L.C. dated August 26, 2002, between the Operating Partnership, Teachers’ Retirement System of the State of Illinois and GGP-TRS L.L.C.

27.                                 First Amendment to Amended and Restated Operating Agreement of GGP-TRS L.L.C. dated December 19, 2002.

28.                                 Second Amendment to Amended and Restated Operating Agreement of GGP-TRS L.L.C. dated November 1, 2005.

29.                                 Assumption Agreement dated October 19, 2004 by GGP and The Rouse Company in favor of and for the benefit of the Holders and the Representatives (as defined therein).

30.                                 GGP 1998 Incentive Stock Plan, as amended.

31.                                 Amendment dated November 9, 2006 and effective January 1, 2007 to GGP 1998 Incentive Stock Plan.

Exhibit B-1-6

32.                                 GGP Second Amended and Restated 2003 Incentive Stock Plan, effective December 18, 2008.

33.                                 Amendment to GGP’s Second Amended and Restated 2003 Incentive Stock Plan, effective March 1, 2010.

34.                                 The Company 2010 Equity Incentive Plan.

35.                                 Non-Qualified Stock Option Agreement dated as of November 3, 2008 by and between GGP and Adam S. Metz.

36.                                 Non-Qualified Option Agreement dated as of November 3, 2008 by and between GGP and Thomas H. Nolan, Jr..

37.                                 Nonqualified Stock Option Award Agreement, dated October 27, 2010, by and between the Company and Sandeep Mathrani.

38.                                 GGP Key Employee Incentive Plan dated October 2, 2009 and effective October 15, 2009.

39.                                 GGP Cash Value Added Incentive Compensation plan dated June 9, 1999.

40.                                 Amendment to GGP Cash Value Added Incentive Compensation plan, effective January 1, 2007.

41.                                 2009 and 2010 Subplan to GGP Cash Value Added Incentive Compensation plan.

42.                                 Amended and Restated Cornerstone Investment Agreement, effective as of March 31, 2010, between REP Investments LLC (as predecessor to Brookfield Retail Holdings LLC), an affiliate of Brookfield Asset Management Inc. and GGP.

43.                                 Amended and Restated Stock Purchase Agreement, effective as of March 31, 2010, between The Fairholme Fund, Fairholme Focused Income Fund and GGP.

44.                                 Amended and Restated Stock Purchase Agreement, effective as of March 31, 2010, between Pershing Square Capital Management, L.P. on behalf of Pershing Square, L.P., Pershing Square II, L.P., Pershing Square International, Ltd. and Pershing Square International V, Ltd., and GGP.

45.                                 Warrant and Registration Rights Agreement, dated as of May 10, 2010, between GGP and Mellon Investor Services LLC.

46.                                 Registration Rights Agreement between affiliates of Brookfield Asset Management, Inc. and the Company, dated November 9, 2010.

47.                                 Registration Rights Agreement between The Fairholme Fund, Fairholme Focused Income Fund and the Company, dated November 9, 2010.

Exhibit B-1-7

48.                                 Registration Rights Agreement between Pershing Square, L.P., Pershing Square II, L.P., Pershing Square International, Ltd., Pershing Square International V, Ltd., Blackstone Real Estate Partners VI L.P. and its permitted assigns and the Company, dated November 9, 2010.

49.                                 Registration Rights Agreement between Teacher Retirement System of Texas and the Company, dated November 9, 2010.

50.                                 Warrant Agreement between the Company and Mellon Investor Services LLC, relating to the warrants issued to affiliates of Brookfield Asset Management, Inc., The Fairholme Fund, Fairholme Focused Income Fund, Pershing Square, L.P., Pershing Square II, L.P., Pershing Square International, Ltd., Pershing Square International V, Ltd. and Blackstone Real Estate Partners VI L.P. and its permitted assigns, dated November 9, 2010.

51.                                 Stock Purchase Agreement, dated as of July 8, 2010, between Teacher Retirement System of Texas and the Company

52.                                 Credit and Guaranty Agreement among Deutsche Bank Trust Company Americas, as administrative agent and collateral agent, various lenders, and Deutsche Bank Securities Inc., Wells Fargo Securities, LLC and RBC Capital Markets, LLC as Joint Lead Arrangers and the Company, dated November 9, 2010.

53.                                 Restricted Stock Award Agreement between the Company and Sandeep Mathrani, dated November 9, 2010.

Exhibit B-1-8

EXHIBIT B-2

FORM OF WEIL NEGATIVE ASSURANCE LETTER

November 19, 2010

Goldman, Sachs & Co.

Deutsche Bank Securities Inc.

As Representatives of the several Underwriters

c/o    Goldman, Sachs & Co.

200 West Street

New York, New York 10282

c/o    Deutsche Bank Securities Inc.

60 Wall Street

New York, New York 10005

Ladies and Gentlemen:

Reference is made to (i) the Registration Statement on Form S-11 (File No. 333-168111) filed by General Growth Properties, Inc., formerly New GGP, Inc. (the “Company”) on July 15, 2010 (as amended by Pre-Effective Amendment No. 1 filed with the Commission on September 8, 2010, Pre-Effective Amendment No. 2 filed with the Commission on October 15, 2010, Pre-Effective Amendment No. 3 filed with the Commission on November 3, 2010, Pre-Effective Amendment No. 4 filed with the Commission on November 9, 2010, Pre-Effective Amendment No. 5 filed with the Commission on November, 15, 2010 and Pre-Effective Amendment No. 6 filed with the Commission on November, 15, 2010, the “Registration Statement”), (ii) the preliminary prospectus, dated 9, 2010 (the “Preliminary Prospectus”) and (iii) the prospectus, dated November 15, 2010 (the “Prospectus”), in each case relating to the common stock, par value $0.01 per share (the “Securities”), of the Company, as to which we have acted as counsel to the Company.  We refer to the Preliminary Prospectus, taken together with the free writing prospectus filed with the Commission on November 15, 2010 and the information identified in Schedule C to the Agreement (as defined below), as the “Disclosure Package.”  We refer to the Registration Statement, the Preliminary Prospectus and the Prospectus as the “Offering Documents.”  This letter is furnished to you pursuant to Section 6(a) of the underwriting agreement, dated as of November 15, 2010 (the “Agreement”) among the Company, and Goldman, Sachs & Co. and Deutsche Bank Securities Inc., as representatives of the several underwriters named therein.  Capitalized terms defined in the Agreement and used (but not otherwise defined) herein are used herein as so defined.

The primary purpose of our professional engagement was not to establish or confirm factual matters or financial or quantitative information, and many determinations involved in the preparation of the Offering Documents are of a non-legal character.  In addition, we have not undertaken any obligation to verify independently any of the factual matters set

Exhibit B-2-1

forth in the Offering Documents.  Consequently, in this letter we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Documents.  Also, we do not make any statement herein with respect to any of the financial statements and related notes thereto, the financial statement schedules or the financial or accounting data contained in the Offering Documents.

We have reviewed the Offering Documents and we have participated in conferences with representatives of the Company and GGP, Inc., formerly General Growth Properties, Inc., their independent public accountants, you and your counsel, at which conferences the contents of the Offering Documents and related matters were discussed.

Subject to the foregoing, we confirm to you that, on the basis of the information we gained in the course of performing the services referred to above, (a) the Registration Statement, as of its effective date, and the Prospectus, as of its date, appeared on their face to be appropriately responsive, in all material respects relevant to the offering of the Securities, to the applicable requirements of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and (b) no facts have come to our attention which cause us to believe that (i) the Registration Statement, as of its effective date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Disclosure Package, as of 5:20 PM on November 15, 2010, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) the Prospectus, as of its date or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The statements made herein are set forth solely for the benefit of the Underwriters and are addressed to you solely in your capacity as Representatives of the Underwriters of the Securities.  Neither this letter nor any of such statements may be used or relied upon by, or assigned to, any other person (including any subsequent purchaser or transferee of the Securities), and neither this letter nor any copies hereof may be furnished to any other person, filed with a governmental agency, quoted, cited or otherwise referred to without our prior written consent.

Very truly yours,

Exhibit B-2-2

EXHIBIT C

FORM OF OPINION OF ARNOLD & PORTER LLP

November 19, 2010

Goldman, Sachs & Co.

Deutsche Bank Securities Inc.

As representatives of the several Underwriters

c/o          Goldman, Sachs & Co.

200 West Street

New York, New York 10282

c/o          Deutsche Bank Securities Inc.

60 Wall Street

New York, New York 10005

Ladies and Gentlemen:

We have acted as special REIT tax counsel to General Growth Properties, Inc (f/k/a New GGP, Inc.) (the “Company”), a Delaware corporation, in connection with the registration of 155,250,000 shares of common stock of the Company, par value $0.01 per share (the “Common Stock”), pursuant to the prospectus dated November 9, 2010 (the “Prospectus”), included in the Company’s Registration Statement on Form S-11 (Registration No. 333-168111) filed by the Company with the U.S. Securities and Exchange Commission (the “Registration Statement”), as amended through the date hereof.  You have requested our opinion regarding the organization and operation of the Company and its wholly owned subsidiary GGP, Inc. (f/k/a General Growth Properties, Inc.) (“Old GGP”), a Delaware corporation, in conformity with the requirements for qualification as a real estate investment trust (a “REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”).  This opinion is furnished to you pursuant to Section 6(b) of the Underwriting Agreement, dated November 15, 2010, among the Company and Goldman, Sachs & Co. and Deutsche Bank Securities Inc., as representatives of the several Underwriters (collectively, not including the Company,  the “Underwriters”) (the “Agreement”), in connection with the fulfillment of one of the conditions precedent to the obligations of the Underwriters to purchase and pay for the Common Stock being sold.  Certain capitalized terms used herein without definition are as defined in the Agreement.

In giving this opinion, we have examined the following:

•                  the Registration Statement and Prospectus;

Exhibit C-1

•                  the Certificate of Incorporation of the Company, filed as Exhibit 3.1 to the Registration Statement;

•                  the Certificate of Amendment of Certificate of Incorporation of the Company, filed as Exhibit 3.2 to the Registration Statement;

•                  the Amended and Restated Certificate of Incorporation of the Company, filed as Exhibit 3.3 to the Registration Statement;

•                  the Amended and Restated Bylaws of the Company, filed as Exhibit 3.5 to the Registration Statement; and

•                  such other documents as we have deemed necessary or appropriate for purposes of this opinion.

In connection with the opinions rendered below, we have assumed with your consent that:

1.     Each of the documents referred to above has been duly authorized, executed and delivered; is authentic, if an original, or is accurate, if a copy; and has not been amended;

2.     For the taxable year ending December 31, 2010 and future taxable years, the Company will operate in a manner that will make, as the case may be, the factual representations relating to the ownership, operation, future method of operations, and compliance of the Company with REIT provisions of the Code, and the Treasury Regulations (the “Regulations”) thereunder, as in effect as of the date hereof, contained in the certificates dated on or about the date hereof, and executed by a duly appointed officer of (i) the Company, (ii) GGP Real Estate Holding I, Inc., (iii) GGP Real Estate Holding II, Inc., (iv) Old GGP, Inc., (v) GGPLP Real Estate, Inc., (vi) GGP Ivanhoe, Inc., and (vii) GGP-Natick Trust (collectively, the “Certificates”), true for such years;

3.     The Company will not make any amendments to its organizational documents after the date of this opinion that would affect its qualification as a REIT under sections 856-860 of the Code for any taxable year; and

4.     No action will be taken by the Company after the date hereof that would have the effect of altering the facts upon which the opinions set forth below are based.

In connection with the opinions rendered below, we have relied upon the opinion of Weil, Gotshal & Manges LLP, dated as of November 3, 2010, as to certain federal income tax matters (the “Weil Opinion”).

In our capacity as special REIT tax counsel to the Company, we have made such legal and factual examinations and inquiries as we have deemed necessary or appropriate for purposes of our opinions rendered below.  For the purposes of rendering these opinions, we have not made an independent investigation of the facts set forth in any documents delivered to us, including, without limitation, the Certificates.  We have relied completely upon the Company’s representations that the information presented in such documents accurately reflects all material

Exhibit C-2

facts.  In the course of our representation of the Company, we have not been made aware of any facts inconsistent with such factual representations.  In addition, where such factual representations involve terms defined or used in the Code, the Regulations, published rulings of the Internal Revenue Service or other relevant authority, we have explained such terms to the Company’s representatives and are satisfied that the Company’s representatives understand such terms and are capable of making such factual representations.

Based on the Code, Regulations, documents, assumptions and statements set forth above, the opinions rendered in the Weil Opinion, and the factual representations set forth in the Certificates, we are of the opinion that:

(a) Old GGP is organized in conformity with the requirements for qualification and taxation as a REIT under the Code beginning with its taxable year ending December 31,        through December 31, 2009 and its current method of operations, if continued, will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Code for its taxable year ending December 31, 2010 and each taxable year thereafter,

(b) the Company will be organized in conformity with the requirements for qualification and taxation as a REIT under the Code beginning with the Company’s taxable year ending December 31, 2010, and

(b) the Company’s proposed method of operations will enable it to meet the requirements for qualification and taxation as a REIT beginning with the Company’s taxable year ending December 31, 2010 and, if such operations are continue, for each taxable year thereafter.

We will not review on a continuing basis the Company’s compliance with the documents or assumptions set forth above, or the factual representations set forth in the Certificates.  Accordingly, no assurance can be given that the actual results of the Company’s operations for any given taxable year will satisfy the requirements for qualification and taxation as a REIT.

The foregoing opinions are based on current provisions of the Code and the Regulations, published administrative interpretations thereof and published court decisions and assume that none of these will change.  No assurance, however, can be given that the law will not change in a way that will prevent the Company from qualifying as a REIT.

The foregoing opinions are limited to the U.S. federal income tax matters addressed herein, and no other opinions are rendered with respect to other federal tax matters or to any issues arising under the tax laws of any other country, or any state or locality.  You must judge for yourselves whether the matters addressed in this opinion letter are sufficient for your purposes.  This letter speaks only of this date, and we undertake no obligation to update the opinions expressed herein after the date of this letter.  This opinion letter is given for the sole benefit of the Company and the Underwriters pursuant to Section 6(b) of the Agreement and may not be used, distributed, or relied upon for any purpose by any other persons or quoted in whole

Exhibit C-3

or in part or otherwise reproduced in any document, or filed with any governmental agency, in each case without our express written consent.

Very truly yours,

ARNOLD & PORTER LLP

Exhibit C-4

EXHIBIT D

FORM OF OPINION OF RONALD L. GERN

November 19, 2010

Goldman, Sachs & Co.

Deutsche Bank Securities Inc.

As Representatives of the several Underwriters

c/o    Goldman, Sachs & Co.

200 West Street

New York, New York 10282

c/o    Deutsche Bank Securities Inc.

60 Wall Street

New York, New York 10005

Ladies and Gentlemen:

We have acted as in-house corporate counsel, licensed in the State of Illinois to General Growth Properties, Inc., formerly New GGP, Inc. (the “Company”), in connection with the preparation, authorization, execution and delivery of, and the consummation of the transactions contemplated by, the underwriting agreement (the “Underwriting Agreement”), dated November 15, 2010, between the Company and Goldman, Sachs & Co. and Deutsche Bank Securities Inc., as representatives of the several underwriters named therein.  This letter contains the legal opinion referred to in section 6(c) of the Underwriting Agreement and is issued in connection with the purchase by the Underwriters of an aggregate of 135,000,000 shares of common stock plus up to an additional 20,250,000 shares that may be sold pursuant to the Underwriters’ over-allotment option (collectively, the “Shares”) of the Company’s common stock, $0.01 par value per share.  Terms defined in the Underwriting Agreement and not otherwise defined herein are used herein as so defined.

As such in-house corporate counsel, licensed in the state of Illinois, for the Company, we have examined (a) the original or certified, conformed or photostatic copies of (i) the Underwriting Agreement, (ii) the registration statement on Form S-11 (Registration File No. 333-168111) filed by the Company under the Securities Act of 1933, as amended (the “Act”), on July 15, 2010 (as amended by Pre-Effective Amendment No. 1 filed with the Commission on September 8, 2010, Pre-Effective Amendment No. 2 filed with the Commission on October 15, 2010, Pre-Effective Amendment No. 3 filed with the Commission on November 3, 2010, Pre-Effective Amendment No. 4 filed with the Commission on November 9, 2010, Pre-Effective Amendment No. 5 filed with the Commission on November, 15, 2010 and Pre-Effective Amendment No. 6 filed with the Commission on November, 15, 2010, the “Registration Statement”), (iii) the preliminary prospectus, dated 9, 2010, together with the free writing

Exhibit D-1

prospectus filed with the Commission on November 15, 2010 and the information identified in Schedule C to the Agreement (collectively, the “Disclosure Package”) and (iv) the prospectus, dated 19, 2010 (the “Prospectus”), and (b) such other documents and certificates which we have deemed necessary for purposes of issuing the opinions expressed herein.

Based on the foregoing and subject to the assumptions, exceptions and qualifications set forth herein, we are of the opinion that, to our knowledge, there are no actions, suits, claims, investigations or proceedings pending or threatened to which the Company or any of its Significant Subsidiaries is a party or to which any of the properties of the Company or any of its Significant Subsidiaries is subject that are material to the Company and its subsidiaries, taken as a whole, such that they are required to be described in the Registration Statement, the Disclosure Package or the Prospectus and are not so described.

The opinions expressed above are subject to the following assumptions, exceptions and qualifications:

A.            Whenever a statement or opinion herein is qualified by “to our knowledge” or a similar phrase, it means that (i) we have made no independent investigation as to the accuracy or completeness of any of the information contained in such opinion and (ii) no information has come to the attention of the attorneys at the Company actively involved in the transactions contemplated by the Underwriting Agreement, after consultation with such other lawyers at the Company, as each such actively involved lawyer has deemed appropriate.  No inference as to our knowledge of the existence or absence of such facts or circumstances should be drawn from our status as in-house corporate counsel or the fact of our representation of the Company on any of these matters.

B.            The opinions expressed herein are limited to the laws of the State of Illinois, the corporate laws of the State of Delaware and the federal laws of the United States of America, and we express no opinion as to any other law.

These opinions are limited to the matters stated herein.  We disavow any obligation to update these opinions or advise any person relying on them of any changes in our opinions in the event of changes in applicable law or facts or if additional or newly discovered information is brought to our attention.  No opinion may be inferred or implied beyond the matters expressly stated herein.

[Remainder of Page Left Intentionally Blank]

Exhibit D-2

This opinion letter is rendered to and for the benefit of the Underwriters.  Without our prior written consent, this opinion letter may not be relied upon by any other person, quoted in whole or in part or otherwise referred to in any other report or document, or furnished to any other person except (i) in response to a subpoena or other valid legal process or (ii) upon the request or order of any state or federal authority or official (or self-regulatory body) having jurisdiction over the Underwriters.

Very truly yours,

Ronald L. Gern, Esq.

Exhibit D-3

EXHIBIT E

OFFICERS’ CERTIFICATE

Each of the undersigned, Adam Metz, President and Chief Executive Officer, and Steven Douglas, Chief Financial Officer, Executive Vice President & Chief Accounting Officer, of General Growth Properties, Inc., formerly New GGP, Inc., a Delaware corporation (the “Company”), do hereby certify on behalf of the Company pursuant to Section 6(j) of that certain Underwriting Agreement dated November 15, 2010 (the “Underwriting Agreement”) among the Company and the Representatives, on behalf of the several Underwriters named therein, that as of November 19, 2010:

1.              He has reviewed the Registration Statement, the Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus.

2.              The representations and warranties of the Company as set forth in the Underwriting Agreement are true and correct as of the date hereof and as if made on the date hereof.

3.              The Company has performed all of its obligations under the Underwriting Agreement as are to be performed at or before the date hereof.

Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands on this November 19, 2010.

Name:	Adam Metz
Title:	President and Chief Executive Officer

Name:	Steven Douglas
Title:	Chief Financial Officer, Executive Vice President and Chief Accounting Officer

EXHIBIT F

CHIEF FINANCIAL OFFICER’S CERTIFICATE

NOVEMBER 15, 2010

The undersigned, Steven Douglas, the Executive Vice President and Chief Financial Officer of General Growth Properties, Inc., formerly New GGP, Inc., a Delaware corporation (the “Company”), in his capacity as an officer of the Company and not individually, does hereby deliver this certificate in connection with the transaction contemplated by that certain Underwriting Agreement, dated November 15, 2010 (the “Underwriting Agreement”), by and among the Company and Goldman, Sachs & Co. and Deutsche Bank Securities Inc., as representatives of the underwriters named in Schedule A thereto (the “Underwriters”), relating to the issuance and sale to the Underwriters of an aggregate of 135,000,000 shares of common stock, par value $0.01 per share, of the Company and the transactions related thereto.  Capitalized terms used herein without definition have the meanings assigned to them in the Underwriting Agreement.  In connection with the foregoing, the undersigned hereby certifies, as of the date hereof, that:

(1)                       As of the date of the Disclosure Package and Prospectus, I was, and as of the date hereof I am, the Executive Vice President and Chief Financial Officer of the Company and familiar with the internal accounting practices of the Company.

(2)                       I have read the unaudited consolidated financial statements of GGP, Inc., formerly General Growth Properties, Inc., a Delaware corporation (“Old GGP”), and its subsidiaries contained in the Disclosure Package and Prospectus and the 2010 minutes of meetings of the stockholders, the board of directors, and committees of the board of directors of Old GGP and its subsidiaries as set forth in the minute books at October 31, 2010.

(3)                       To the best of my knowledge, at October 31, 2010, there was no decrease in property-level assets (which include land, buildings and equipment, developments in progress, investment in and loans to/from Unconsolidated Real Estate Affiliates, Investment property and property held for development and sale, cash and cash equivalents, accounts and notes receiveable, goodwill, deferred expenses and prepaid expenses and other assets), other than any decreases in book-value related to depreciation and amortization related to fixed assets, lease intangibles, and straight line rent receivables and decreases related to ordinary course transactions, including but not limited to the collection of receivables or payment of liabilities, of Old GGP as compared with amounts shown on the September 30, 2010 unaudited consolidated balance sheet included in the registration statement, except for decreases that the Disclosure Package and the Prospectus disclose have occurred or may occur.

This certificate is being furnished to the Underwriters solely for the benefit of the Underwriters in connection with the transactions contemplated by the Underwriting Agreement occurring as of the date hereof.

[Signature page follows]

Exhibit F-1

IN WITNESS WHEREOF, the undersigned has hereunto signed his name as of the first date above written:

By:
	Name:	Steven Douglas
	Title:	Executive Vice President and Chief Financial Officer

Exhibit F-2